SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                   [ ]Confidential, For Use of
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           IMS HEALTH INCORPORATED
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_]  Fee computed on table below per  Exchange  Act Rules  14a-6(i) (1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

[Logo]

                                             IMS HEALTH INCORPORATED
                                             200 Nyala Farms, Westport, CT 06880





                                             February 26, 1999



Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of IMS Health Incorporated on Friday, March 19, 1999 at 9:30 A.M. at 1209 Orange Street, Wilmington, Delaware.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

     Please promptly vote, date, sign and return your proxy for the meeting even if you plan to attend. You may vote in person at that time if you wish.

                                            Sincerely,



                                            Robert E. Weissman
                                            Chairman and Chief Executive Officer

[Logo]                                      IMS HEALTH INCORPORATED
                                            200 Nyala Farms, Westport, CT 06880

NOTICE OF ANNUAL MEETING

     The Annual Meeting of Shareholders of IMS Health Incorporated will be held on Friday, March 19, 1999 at 9:30 A.M. at 1209 Orange Street, Wilmington, Delaware, to take action on the following matters:

     1.   To elect three Class III directors for a three-year term.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit the Company's consolidated financial statements for 1999.

     3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.01 per share, from 400,000,000 to 800,000,000.

     4.   To approve the IMS Health Incorporated Employee Stock Incentive Plan.

     5.   To approve  the IMS Health  Incorporated  Executive  Annual  Incentive
          Plan.

     6. To transact such other business as may properly come before the meeting or any adjournment. The Company knows of no other business to be brought before the meeting.

     The Board of Directors has fixed the close of business on February 1, 1999 as the record date for determination of Shareholders entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors,



                                          Kenneth S. Siegel
                                          Senior Vice President, General Counsel
                                              and Secretary

Dated: February 26, 1999

                                 PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IMS Health Incorporated (the "Company" or "IMS HEALTH") of proxies for the Annual Meeting of Shareholders to be held on March 19, 1999 (the "Annual Meeting"). These proxy materials are being mailed to you and the other Shareholders on or about February 26, 1999. The principal executive offices of IMS HEALTH are located at 200 Nyala Farms, Westport, Connecticut 06880 and its telephone number is (203) 222-4200.

     At the Annual Meeting, Shareholders will elect directors and vote on the following proposals: ratification of the appointment of PricewaterhouseCoopers LLP as IMS HEALTH's independent accountants for the year ending December 31, 1999 ("Proposal 1"); approval of the amendment of IMS HEALTH's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 400,000,000 to 800,000,000 ("Proposal 2"); approval of the IMS Health Incorporated Employee Stock Incentive Plan ("Proposal 3"); and approval of the IMS Health Incorporated Executive Annual Incentive Plan ("Proposal 4").

Spin-off of IMS HEALTH; Split-up of Common Stock

     IMS HEALTH began operating as an independent publicly held company on July 1, 1998 (the "Spin-off Date") as a result of its spin-off (the "Spin-off") from Cognizant Corporation ("Cognizant"). As of the date of the Spin-off, Cognizant was renamed Nielsen Media Research, Inc. Prior to the Spin-off, IMS HEALTH was owned by Cognizant. Cognizant, in turn, was spun-off by The Dun & Bradstreet Corporation ("Dun & Bradstreet") in 1996.

     On January 15, 1999, the Company effected a two-for-one stock split (the "Split-up") of its common stock, par value $0.01 per share (the "Common Stock"). On that date, each Shareholder received one additional share of Common Stock for each share held of record on December 29, 1998. Unless otherwise noted, all information with respect to the Common Stock contained in this Proxy Statement (including the number of shares authorized, issued and outstanding, the number of shares that may be acquired pursuant to outstanding stock options and the exercise price of such options) does not reflect the effect of the Split-up.

Proxy Voting

     A proxy allows you as a Shareholder to vote on significant matters even if you cannot attend the Annual Meeting. However, sending in a signed proxy will not prevent you from attending the meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by signing and returning another proxy bearing a later date, by giving written notice of revocation to the Secretary of IMS HEALTH, or by attending the meeting and voting in person. Proxies must be filed with the secretary of the meeting prior to or at the commencement of the meeting.

     All properly signed proxies not revoked will be voted at the meeting in accordance with your instructions as specified in your proxy. A proxy which you sign and return as a Shareholder of record without instructions marked in the boxes will be voted, as to proposals specified in the proxy, in accordance with the recommendations of the Board of Directors as outlined in this Proxy Statement. If any other proposals are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting those proxies.

     The previous paragraph does not apply to any IMS HEALTH shares you hold in the IMS Health Incorporated Savings Plan or the Nielsen Media Research, Inc. Savings Plan (the "Savings Plans"). If you have contributions invested under either Savings Plan in IMS HEALTH Common Stock, the proxy will serve as a voting instruction for the trustee of such Savings Plan, as well as a proxy for any shares registered in your own name. If a proxy covering shares in a Savings Plan has not been received prior to March 9, 1999 or if you sign and return the proxy without instructions marked in the boxes, the trustee will vote those Savings Plan shares in the same proportion as the respective Savings Plan shares in such Savings Plan for which it has received instructions, except as otherwise required by law.

Record Date, Quorum and Voting Requirements

     Only holders of record of Common Stock at the close of business on February 1, 1999 will be eligible to vote at the Annual Meeting. As of the close of business on February 1, 1999, IMS HEALTH had outstanding __________ shares of Common Stock (which reflects the effect of the Split-up). Each share of Common Stock is entitled to one vote.

     IMS HEALTH's by-laws provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at meetings of Shareholders. Shares that abstain from voting, as well as shares that a broker holds in "street name" and votes on some matters but not others ("broker non-votes"), will be counted for purposes of establishing a quorum.

Proxy Solicitation

     Employees of IMS HEALTH may communicate with you and other Shareholders to solicit your proxies. The Company has also retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee estimated at $8,500 plus expenses. The Company will pay all expenses related to proxy solicitation. IMS HEALTH and Georgeson & Company Inc. will request banks and brokers to solicit proxies from their customers where appropriate and will reimburse them for reasonable out-of-pocket expenses.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth the number of shares of Common Stock, the only outstanding equity security (other than stock options) or voting security of IMS HEALTH, beneficially owned by each of the directors, each of the executive officers named in the Summary Compensation Table below, and all present directors and executive officers of the Company as a group, at December 31, 1998. The table also sets forth the name and address of the only persons known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock (the "5% Owners") and the number of shares so owned, to IMS HEALTH's knowledge, on December 31, 1998. This information is based upon information furnished by each such person (or, in the case of the 5% Owners, based upon a Schedule 13G filed by the 5% Owners with the Securities and Exchange Commission ("SEC")). Please note that in certain cases shares required under rules of the SEC to be shown as beneficially owned are shares as to which the indicated person holds only rights to acquire within 60 days through exercise of stock options. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed. All directors and executive officers as a group own less than 1% of the Common Stock. Percentages are based upon the number of shares of Common Stock outstanding at December 31, 1998, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of such date.

          Name                         Number of Shares and Nature of Ownership
          ----                         ----------------------------------------

Clifford L. Alexander, Jr..........      6,472     Direct
                                           966     Restricted Stock Grant (1)
                                       -------
                                         7,438

J. Michal Conaway..................     17,500     Restricted Stock Grant (2)


Victoria R. Fash...................     49,618     Direct
                                        30,000     Restricted Stock Grant (3)
                                         4,910     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                        84,528(4)

John P. Imlay, Jr..................     10,000     Direct
                                           966     Restricted Stock Grant (1)
                                         2,206     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                        13,172

Robert Kamerschen..................      8,500     Direct
                                           966     Restricted Stock Grant (1)
                                         2,206     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                        11,672

Alan J. Klutch.....................     59,303     Direct
                                         6,132     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                        65,435

Robert J. Lanigan..................      7,100     Direct (5)
                                           966     Restricted Stock Grant (1)
                                         2,206     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                        10,272

H. Eugene Lockhart.................      1,900     Direct
                                           966     Restricted Stock Grant (1)
                                         2,206     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                         5,072

M. Bernard Puckett.................      3,600     Direct
                                           899     Restricted Stock Grant (1)
                                         2,052     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                         6,551

Kenneth S. Siegel..................     59,900     Right to Acquire Within 60
                                                     Days by Exercise of Options

William C. Van Faasen..............        800     Direct
                                           598     Restricted Stock Grant (1)
                                       -------
                                         1,398

Robert E. Weissman.................    346,092     Direct
                                        32,413     Right to Acquire Within 60
                                       -------       Days by Exercise of Options
                                       378,505

All Directors and Executive
    Officers as a Group............    781,770      (6)

FMR Corp.
82 Devonshire Street
Boston, MA 02109...................                 (7) (8)
                                       -------
----------
(1) Represents shares of restricted stock granted under the IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan, which shares are scheduled to vest on November 15, 2001.

(2) Represents shares of restricted stock granted under the IMS Health Incorporated Employees' Stock Incentive Plan, which are scheduled to vest on September 15, 1999. These shares of restricted stock were granted in connection with the appointment of Mr. Conaway to the position of Chief Financial Officer of the Company.

(3) Represents shares of restricted stock granted under the IMS Health Incorporated Employees' Stock Incentive Plan, which shares are scheduled to vest on December 14, 2001. These shares of restricted stock were granted in connection with the appointment of Ms. Fash to the position of Chief Executive Officer of the Company effective March 19, 1999.

(4) Ms. Fash also owns 3,250 shares of Class A Common Stock of IMS HEALTH's subsidiary Cognizant Technology Solutions Corporation ("CTS Common Stock"), a publicly traded company, and has the right to acquire within 60 days 3,250 shares of CTS Common Stock through the exercise of stock options.

(5) 1,200 of these shares are held in an IRA account for the benefit of Mr. Lanigan and 5,900 of such shares are held in a family limited partnership of which Mr. Lanigan is the sole shareholder of the corporate general partner. Mr. Lanigan has sole investment and voting rights with respect to these shares.

(6) Includes all shares beneficially owned regardless of nature of ownership, and all rights to acquire shares within 60 days.

(7)  Represents  ____% of the total  outstanding  Common  Stock on December  31,
     1998.

(8) FMR Corporation and its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), Edward C. Johnson, 3rd and Abigail P. Johnson, jointly filed a Schedule 13G with the SEC on __________, 1999. This Schedule 13G shows that Fidelity, a registered investment adviser, beneficially owned as of December 31, 1998, _______ shares of Common Stock. Edward C. Johnson, 3rd, Chairman of FMR Corp., FMR Corp. and the registered investment companies advised by Fidelity each have sole dispositive power (but no voting power) over the shares beneficially owned by Fidelity. Voting power with respect to such shares resides with the respective Boards of Trustees of each of the Fidelity Funds. In addition, Mr. Johnson and FMR Corp. each has sole dispositive power over ________ shares of Common Stock held by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined under the Securities Exchange Act of 1934, as amended, which serves as investment manager for institutional accounts, sole voting power over ______ of such shares and no voting power over _______ of such shares.

                              ELECTION OF DIRECTORS

     The members of the Board of Directors of the Company are grouped into three classes, one of which is elected at each Annual Meeting of Shareholders to hold office for a three-year term and until successors are elected and have qualified.

     The Board of Directors has nominated Victoria R. Fash, Robert J. Lanigan and M. Bernard Puckett for election as Class III Directors at the 1999 Annual Meeting for a three-year term expiring at the 2002 Annual Meeting. Ms. Fash and Messrs. Lanigan and Puckett have served as directors since June 15, 1998, shortly before IMS HEALTH became an independent public company.

     Directors will be elected by a plurality of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. If you are present at the meeting but do not vote for a particular nominee, or if you have given a proxy and properly withhold authority to vote for a nominee, or if there are broker non-votes, the shares withheld or not voted will have no effect on the outcome of the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.

     Unless you otherwise instruct, proxies will be voted for election of all the nominees, all of whom are now members of the Board. If any nominee is unwilling or unable to serve as a director and the Board does not, in that event, choose to reduce the size of the Board and the number of Class III
Directors, shares for which proxies have been received will be voted for a substitute nominee.

     The following table provides, for each nominee for election as a Class III Director, the nominee's name, position with IMS HEALTH, the year the nominee first became a director, principal occupations during the last five years, age, and other directorships in public companies.

     Nominees  for Class III  Directors  for terms  expiring  at the 2002 Annual
Meeting:

                                                          Principal
                             Positions                    Occupations
                             with              Director   During Last                               Other
     Name                    IMS HEALTH        Since      Five Years                          Age   Directorships
     ----                    ----------        -----      ----------                          ---   -------------
Victoria R. Fash             President,        1998       President and Chief Operating       48    Orion Capital
                             Chief Operating              Officer, IMS Health Incorporated,         Corporation;
                             Officer and                  2/98 to present; Executive                Cognizant Technology
                             Director                     Vice President and Chief                  Solutions Corporation
                                                          Financial Officer, Cognizant
                                                          Corporation, 9/96 to 7/98; Vice
                                                          President-Business Strategy, The
                                                          Dun & Bradstreet Corporation,
                                                          Wilton, CT, 4/95 to 11/96; Vice
                                                          President-Business Operations
                                                          Planning, 5/94 to 4/95; Assistant to
                                                          the President, 9/91 to 5/94.


Robert J. Lanigan            Director          1998       Limited Partner,                    70    The Dun & Bradstreet
                                                          Palladium Equity                          Corporation;
                                                          Partners, New York, NY                    Owens-Illinois, Inc.;
                                                          (private investment                       Transocean Offshore
                                                          firm), 6/96 to present;                   Inc.; Sonat, Inc.;
                                                          Chairman Emeritus,                        DaimlerChrysler AG.
                                                          Owens-Illinois, Inc., Toledo, OH
                                                          (glass, plastics and other
                                                          packaging products), 1/92 to
                                                          present; Chairman of the Board,
                                                          4/84 to 10/91; Chief Executive
                                                          Officer, 1/84 to 9/90.

M. Bernard Puckett           Director          1998       Private Investor, 1/96              54    P-Com, Inc.; R.R.
                                                          to present; President                     Donnelley & Sons
                                                          and Chief Executive                       Company; Nielsen
                                                          Officer, Mobile                           Media Research, Inc.
                                                          Telecommunication Technologies
                                                          Corp., Jackson, MS
                                                          (telecommunications), 5/95 to
                                                          1/96; President, Chief Operating
                                                          Officer, 1/94 to 5/95; Senior Vice
                                                          President-Corporate Strategy and
                                                          Development, International
                                                          Business Machines Corporation,
                                                          Armonk, NY (computers), 7/93 to
                                                          12/93; General Manager of
                                                          Applications Solutions, 1/91 to
                                                          7/93.

     The following tables provide, for each Class I and Class II Director continuing in office, the director's name, position with IMS HEALTH, the year the director first became a director, principal occupations during the last five years, age, and other directorships in public companies.


Class I Directors holding office for terms expiring at the 2000 Annual Meeting:

                                                          Principal
                             Positions                    Occupations
                             with              Director   During Last                               Other
     Name                    IMS HEALTH        Since      Five Years                          Age   Directorships
     ----                    ----------        -----      ----------                          ---   -------------

John P. Imlay, Jr.           Director          1998       Chairman, Imlay                     62    Gartner Group, Inc.;
                                                          Investments, Inc.,                        Metromedia
                                                          Atlanta, GA (private                      International Group,
                                                          venture capital                           Inc.; World Access, Inc.
                                                          investments), 1990 to present;
                                                          Chairman, Dun & Bradstreet
                                                          Software Services, Inc., Atlanta,
                                                          GA (software company), 1/90 to
                                                          11/96; Principal Executive
                                                          Officer, 1/90 to 1/93; President,
                                                          1/90 to 3/92.

Robert Kamerschen            Director          1998       Chairman ADVO, Inc.,                63    ADVO, Inc.;
                                                          Windsor, CT (direct                       Micrografx, Inc.
                                                          mail marketing services), 1/99 to
                                                          present; Chief Executive Officer,
                                                          11/88 to 12/98.

H. Eugene Lockhart           Director          1998       Executive Vice                      49    RJR Nabisco Holdings
                                                          President and Chief                       Corp.; Republic First
                                                          Marketing Officer, AT&T                   Bancorp Inc.
                                                          Corp., New York, NY
                                                          (telecommunications), effective
                                                          2/1/99; President, Global Retail
                                                          Bank, BankAmerica Corporation, San
                                                          Francisco, CA (financial
                                                          services), 1997 to 1998; President
                                                          and Chief Executive Officer,
                                                          MasterCard International Inc.,
                                                          Purchase, NY (credit card
                                                          company), 3/94 to 4/97; Executive
                                                          Vice President, First Manhattan
                                                          Consulting Group, New York, NY
                                                          (banking consulting firm), 9/92 to
                                                          2/94; Chief Executive Officer, UK
                                                          Banking and Group Operations,
                                                          Midland Bank plc, London, England,
                                                          1986 to 1993.

Class II Directors holding office for terms expiring at the 2001 Annual Meeting:

                                                          Principal
                             Positions                    Occupations
                             with              Director   During Last                               Other
     Name                    IMS HEALTH        Since      Five Years                          Age   Directorships
     ----                    ----------        -----      ----------                          ---   -------------
Clifford L. Alexander, Jr.   Director          1998       President,                          65    The Dun & Bradstreet
                                                          Alexander &                               Corporation; Dreyfus
                                                          Associates, Inc.,                         Third Century Fund;
                                                          Washington, DC                            Dreyfus General
                                                          (consulting firm                          Family of Funds;
                                                          specializing in                           Dreyfus Premier
                                                          workforce                                 Family of Funds;
                                                          inclusiveness),                           Mutual of America
                                                          1/81 to present.                          Life Insurance
                                                                                                    Company; American
                                                                                                    Home Products Corp.;
                                                                                                    MCI WorldCom, Inc.

Robert E. Weissman           Chairman  and     1998       Chairman and Chief                  58    State Street
                             Chief                        Executive Officer,                        Boston Corporation;
                             Executive                    IMS Health Incorporated,                  Gartner Group, Inc.;
                             Officer,                     Incorporated, 2/98-Present;               Nielsen Media Research,
                             Director                     Chairman and Chief Executive              Inc.
                                                          Officer, Cognizant Corporation,
                                                          9/96 to 7/98; Chairman and Chief
                                                          Executive Officer, The Dun &
                                                          Bradstreet Corporation, 4/95 to
                                                          10/96; President and Chief
                                                          Executive Officer, 1/94 to 3/95;
                                                          President and Chief Operating
                                                          Officer, 1/85 to 12/93.

William C. Van Faasen        Director          1998       President and Chief                 50    BankBoston Corporation
                                                          Executive Officer,
                                                          Blue Cross and Blue Shield of
                                                          Massachusetts, Boston, MA (health
                                                          insurance), 9/92 to present.

Committees of the Board and Meetings

     The Board of Directors has three standing committees: (a) the Audit Committee, (b) the Compensation and Benefits Committee and (c) the Nominating Committee.

     The Audit Committee of the Board of Directors reviews the scope of the audits of IMS HEALTH's internal audit functions and the independent public accountants' evaluation of internal controls, receives an annual summary of the results of such audits and reviews the scope of the audit of the Company's consolidated financial statements by independent public accountants and their report on the audit. The committee also recommends the appointment of the Company's independent public accountants to the full Board. The Audit Committee, is comprised of the following non-employee directors: Messrs. Alexander (Chairman), Lanigan and Lockhart. The Audit Committee held two meetings during 1998.

     The Compensation and Benefits Committee of the Board of Directors establishes and revises all compensation arrangements for certain executives of IMS HEALTH consistent with a statement of executive compensation philosophy adopted by the Board of Directors. The committee also has authority to administer IMS HEALTH's executive benefit plans and to establish and review the policies regarding executive and all other benefit programs. The committee consists of Messrs. Puckett (Chairman), Imlay, Kamerschen and Van Faasen, all of whom are non-employee directors. The Compensation and Benefits Committee held three meetings during 1998.

     The Nominating Committee of the Board of Directors screens candidates for membership on the Board of Directors and makes recommendations to the full Board. Shareholders' recommendations of nominees for membership on the Board of Directors will be considered by the Nominating Committee; the Nominating
Committee has not adopted formal procedures for the submission of such recommendations. However, Shareholders may recommend nominees for membership on the Board of Directors to the Nominating Committee by submitting the names in writing to: Kenneth S. Siegel, Senior Vice President, General Counsel and Secretary, IMS Health Incorporated, 200 Nyala Farms, Westport, Connecticut 06880. The Nominating Committee consists of Messrs. Alexander, Imlay, Kamerschen, Lanigan, Lockhart, Puckett and Van Faasen. IMS HEALTH's By-laws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations before an Annual or Special Meeting. The Nominating Committee held no meetings during 1998.

     Four meetings of the Board of Directors were held during 1998. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which the Director serves.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Report of the Compensation and Benefits Committee on Executive Compensation

     The Compensation and Benefits Committee (the "Committee") of the Board of Directors reviews and approves all aspects of the compensation program for senior executives of IMS

HEALTH, including the Chief Executive Officer and the other executives whose compensation is described in this Proxy Statement. The Committee is composed entirely of non-employee directors and has been advised by independent experts experienced in the design and implementation of executive compensation arrangements.

     IMS HEALTH became an independent public company on July 1, 1998. Prior to that date, the businesses of IMS HEALTH were conducted by Cognizant and all compensation decisions relating to the named executives were made by the Compensation and Benefits Committee of the Cognizant Board of Directors.

Executive Compensation Philosophy

     The Committee and the Board of Directors of IMS HEALTH believe that a key to building Shareholder value is to closely align the financial interests of IMS HEALTH's employees, including its senior executives, with those of the Company's Shareholders. Moreover, we believe top-caliber executives and employees who deliver customer satisfaction are the other key drivers of Shareholder value. We believe that both IMS HEALTH and its Shareholders are best served by operating the business with a long-term perspective while striving to deliver annual results that are on par with those of other growth companies. IMS HEALTH relies heavily on incentive compensation programs to motivate superior performance, both short- and long-term. These programs, which provide compensation in cash and stock, place a major portion of senior executives' compensation at risk to assure a sharp and continuing focus on building Shareholder value. The compensation programs are variable and are tied to the business unit or corporate performance for which executives are held directly accountable.

     Therefore, total compensation opportunities for IMS HEALTH executives are highly performance-driven in form and nature. They are designed to reward delivery of Shareholder value with levels of compensation that are consistent with the practices of high-performing companies that are likely to compete for the services of our executives. This enables IMS HEALTH to attract the highest caliber of executive talent in an increasingly competitive market.

     During 1998, the Board of Directors adopted stock ownership guidelines for ten senior executives, as well as for non-employee directors. The guidelines are intended to foster a deep commitment on the part of IMS HEALTH's global management team to IMS HEALTH and its Shareholders. The guidelines mandate that each participant own a specified number of shares of Common Stock within five years, with mandatory ownership of 25% of the targeted number of shares within three years. The Board believes that the targeted ownership levels are among the highest in effect at major U.S. companies. Based on the fair market value of Common Stock on December 31, 1998, the targeted ownership of shares for the Chairman of the Board and Chief Executive Officer represents more than 10 times annual salary, and that of the other nine senior executives ranges from three times to seven times annual salary. Targeted ownership of shares for the members of the Board of Directors represents more than 10 times annual board retainer. Unlike some companies' ownership guidelines, targets are expressed as a fixed number of shares and not a fixed dollar value, so the number of shares required to be owned will not be reduced if the market price of the stock increases. Executives and directors may obtain shares to meet the ownership guidelines through open-market purchases and acquisitions of shares under IMS HEALTH plans, including by the exercise of stock options and the holding of the resulting profit shares. Prior to exercise, however, a stock option will not count toward meeting ownership guidelines.

Components of the Compensation Program

     The Committee believes that the form and level of executive compensation helps IMS HEALTH attract and retain highly motivated and effective executives who are critical to the future success of the business.

     All of the Committee's judgments about compensation opportunities and payments to executives are considered in the context of competitive practices among a comparator group of companies. The companies used for comparison purposes include several of IMS HEALTH's peer group of competitors, as well as companies that are not primarily engaged in the healthcare information services industry. These other companies are comparable to IMS HEALTH in terms of one or more of the following characteristics: (1) projected revenue growth, operating income, assets, market value and total shareholder returns; (2) significant market presence outside the United States; (3) leading market shares in significant or emerging markets; (4) similarities in scope of position responsibilities, executive expertise and the magnitude of performance challenges faced; and (5) direct competitors for executive talent. Thus, the group of comparator companies for compensation purposes is broader than the peer group used for comparison in the Total Shareholder Return Graph on page _, and does not include all of the companies in that peer group.

     Compensation   data  for  the   comparator   companies  is  obtained   from
benchmarking surveys conducted by independent compensation consultants. In reviewing the data, the Committee takes into account how IMS HEALTH's compensation policies and overall performance compare to similar indices for the comparator group. In general, the Committee has sought to target an executive's total compensation opportunity, earnable for strong performance by IMS HEALTH, between the 50th and 75th percentile of comparator group compensation for the corresponding position. The Committee's decisions, however, take into account other factors, including individual, business unit and Company performance, and Shareholder returns.

     The compensation program for executives comprises base salary, annual cash incentives and long-term incentives in the form of performance restricted stock units ("PERS") and stock options. Restricted stock is also used in some cases, as an additional element of long-term compensation.

     Base Salary. The base salaries of executives compensate for ongoing performance of assigned responsibilities. Base salaries are generally subject to annual review by the Committee. In determining whether to adjust the base salary of an executive, including the Chief Executive Officer, the Committee, subject to the terms of certain employment agreements, takes into account salaries paid for comparable positions at other companies, changes in the executive's responsibilities, the individual performance of the executive and IMS HEALTH's compensation philosophy favoring variable, performance-based compensation.

     Annual Incentives. The annual incentive plan set by the Committee rewards executives for the financial results achieved for the year. Bonus awards paid are dependent on the level of achievement of financial targets set at the beginning of the plan year. Financial targets for 1998 were approved by the Committee and based on the performance measures of revenue growth, operating earnings and cash flow of each executive's business unit or IMS HEALTH's consolidated results. Potentially, qualitative goals such as customer satisfaction may be included as measures of executive performance. No bonus is earned with respect to a performance measure unless a performance "floor" for that measure is exceeded. The bonus opportunity with respect to a measure is earned if the target is achieved, with performance between the floor and the target resulting in a lower bonus with respect to that performance measure. An amount larger than the bonus opportunity for each performance measure can be earned, up to a specified limit, for exceeding the target for that measure.

     Performance Restricted Stock Units ("PERS"). In 1998 the Committee established a long-term incentive opportunity for senior executives based on achievement of the same pre-established annual financial goals. The Committee determined to implement this program in order to bring total compensation opportunities and long-term compensation opportunities within the range determined based on a review of studies of the comparator companies (discussed above). In addition, the Committee sought a program that would result in increasing stock ownership by executives, to create momentum toward achievement of the stock ownership guidelines adopted by the Board. Under the PERS program, a matching PERS award will be granted equal in value to the earned annual incentive amount. PERS are restricted stock units that will vest at the end of a specified deferral period. The number of PERS granted is based on the fair market value of IMS HEALTH stock at the end of the year during which the related annual incentive was earned. PERS remain subject to a risk of forfeiture for two years after grant in the event of termination of the executive's employment in specified circumstances.

     Stock Options. Stock options are IMS HEALTH's primary long-term incentive mechanism and serve to reward executives in the same manner as Shareholders benefit. Executive's can realize value from options only when the market value of the underlying shares, and hence Shareholder value, has increased from the date of grant. Cognizant and its predecessor have issued options, as a long-term component of compensation, to executives in multi-year cycles, a practice to which IMS HEALTH generally adhered in 1998. Thus, the only options granted purely as long-term compensation were for newly hired and newly promoted executives. These awards also included purchased option grants. Purchased options provide the opportunity for an employee to purchase additional options by paying to the Company an amount equal to ten-percent of the option grant value. The remaining ninety percent is payable at exercise. The ten-percent purchase price is forfeited if the options expire without being exercised, and the portion of the purchase price attributable to vested options is also forfeitable upon termination of employment in certain circumstances.

     The Committee reviewed the stock option grant philosophy for IMS HEALTH and determined to shift to an annual stock option grant cycle for all participants. Future grants to senior executives will depend on a number of factors including:
(1) competitiveness of total compensation; (2) level of responsibility; (3) individual performance; (4) potential future contributions; and (5) whether another option grant would provide an appropriate reward and incentive for the executive to sustain and enhance Shareholder value over the long term. The Committee believes this approach is a highly effective means to align executive interests and Shareholder interests, reinforce an entrepreneurial mindset, build a high-performance culture and increase the "at risk" portion of each executive's compensation package.

     Options have been granted, as reflected in the Summary Compensation Table and the table showing Option/SAR Grants in Last Fiscal Year, for purposes other than solely as a long-term compensation component. These include "substitute" options granted in connection with the Spin-off ("Substitute Options"), certain options granted to offset inequities in the formula by which substitute options were granted ("Make-up Options") and "progress" options granted to facilitate executives' achievement of ownership guidelines ("Progress Options").

     The largest portion of options shown as granted in 1998 for each executive were in fact options substituted for outstanding options granted by Cognizant and its predecessor. Substitute options were determined by a formula selected by the Company, as described in the Company's Form 10 Registration Statement, that took into account market prices of Cognizant stock before and IMS HEALTH after the Spin-off, in a way that conformed to certain accounting rules. There was a rapid rise in the price of IMS HEALTH stock in the days subsequent to the Spin-off. The price of the stock went from $xx to $xx for Cognizant and from $xx to $xx for IMS HEALTH. The stock's appreciation immediately following the Spin-off resulted in employees being granted fewer options in IMS HEALTH than they held in Cognizant and at a higher per share exercise price. IMS HEALTH estimates that this caused a loss of economic value (computed by comparing the gross option spreads) of approximately $56.5 million for all IMS HEALTH option holders as of the Spin-off which the Board of Directors believed was inequitable. This inequitable result appears to be unprecedented in the history of spin-offs. To partially address this, the Board of Directors granted all employees Make-up Options on July 29, 1998. These grants restored the number of options lost as a result of the application of the mechanics of the conversion factor and allowed employees to benefit from future appreciation. However, because the new options were granted at fair market value, the grants could not restore any of the appreciation lost by employees. These grants to the named executives are reflected in the table showing Option/SAR Grants in Last Fiscal Year as options granted at $60.3438 per share (the fair market value of IMS HEALTH stock at the date of grant). These options vest over a three-year period at one-third per annum and have a ten-year term.

     Restricted Stock. Certain executive officers were granted restricted stock units in connection with receiving additional responsibilities. Restricted stock units were also granted to newly hired executives.

     CEO Compensation. Mr. Weissman participates in the executive compensation program described in this report. Mr. Weissman's 1998 cash compensation level and opportunities as Chief Executive Officer of IMS HEALTH consisted of a base salary of $775,000 and a target annual incentive opportunity of $785,000, which was the same annual compensation rate he had at Cognizant.

     Mr. Weissman's financial targets for earning his annual incentive, as determined by the Committee, were based on the same three measures as for the other senior executives with overall corporate responsibility - Cognizant's and IMS HEALTH's consolidated revenue, operating income and cash flow for the first six months of 1998 and the last six months of 1998, respectively. The Committee gave different weights to each measure in determining the bonus to be earned (revenue, 50%; operating income, 40%; and cash flow, 10%), based on its view of each measure's relative importance in improving annual results. Mr. Weissman also received Substitute Options, Make-up Options and Progress Options in 1998, as described above.

     The Committee believes Mr. Weissman's current compensation is fully consistent with IMS HEALTH's philosophy on executive compensation, and appropriate in view of IMS HEALTH's performance as indicated in the Total Shareholder Return graph shown below.

     Tax Deductibility. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") imposes certain limitations on the deductibility of compensation paid to a public company's chief executive officer and the other four most highly compensated senior executives (the "highly-compensated executives"). For 1998, the compensation paid to the highly compensated executives by IMS HEALTH is expected to qualify for tax deductibility under transition rules applicable to spin-offs, as a result of IMS HEALTH's 1998 spin-off from Cognizant.

     The Committee's policy is to seek to preserve corporate tax deductions attributable to the compensation of certain executives to the greatest practicable extent, while maintaining flexibility to approve, when appropriate, compensation arrangements which it deems in the best interest of the company and its Shareholders, but which may not always qualify for full tax deductibility. To this end, the Executive Annual Incentive Plan and the Employee Stock Incentive Plan are being submitted to Shareholders for approval, as discussed below, in order that certain compensation under those plans can qualify as "performance-based" compensation not subject to Section 162(m)'s limits on tax deductibility.

The Compensation and Benefits Committee

M. Bernard Puckett, Chairman
John P. Imlay, Jr.
Robert Kamerschen
William C. Van Faasen


                   COMPARISON OF TOTAL SHAREHOLDER RETURN OF
         IMS HEALTH, S&P 500, BUSINESS INFORMATION & SERVICE PROVIDERS
                       AND MAJOR DRUG MANUFACTURERS INDEX

                    [GRAPHICAL REPRESENTATION OF DATA BELOW]


                                     6/23/98     6/30/98     9/30/98    12/31/98
                                     -------     --------    --------   --------
IMS HEALTH........................     100       112.7962    117.418    143.0105
S&P 500...........................     100       101.2818     90.8458   109.8027
BUSINESS INFORMATION &
  SERVICE PROVIDERS...............     100       102.5962     88.4267   100.1355
MAJOR DRUG MANUFACTURERS INDEX....     100       101.1416    100.0855   115.3104

     This Graph compares total shareholder return of IMS HEALTH, the Standard & Poor's 500 Index and two comparator groups from June 23, 1998, the first day of when-issued trading in IMS HEALTH Common Stock until December 31, 1998. There is no widely recognized standard industry group comprising IMS HEALTH and peer companies. Two comparator groups were selected for the following reasons. The first or "Historic Peer Group" represents companies selected for comparison purposes by Cognizant, the Company's predecessor, and is included for historical context. This group includes a broad range of business information and service providers and consists of Automatic Data Processing, Inc.; Ceridian Corp., Dow Jones & Company, Inc., Forrester Research, Inc., Medaphis Corporation, Policy Management Systems Corporation; Reuters Holding PLC and Shared Medical Systems Corporation. The Company has been executing a strategy of becoming a focused information services company for the pharmaceutical industry. This is dramatically shown by the separation from Nielsen Media Research, Inc. in 1998 and the planned spin-off of Gartner Group, Inc. in 1999. The second or "Current Peer Group" reflects this new focus and consists of the components of the Major Drug Manufacturers Index.

Executive Compensation Tables

                           Summary Compensation Table

     Four of the executive officers named in the Summary Compensation Table below were employed by Cognizant until July 1, 1998; the date IMS HEALTH was spun-off from Cognizant (the "Spin-off Date"). The Summary Compensation Table reflects compensation earned at both Cognizant and IMS HEALTH during 1998.

     All 1997 compensation amounts were paid by Cognizant.

SUMMARY COMPENSATION TABLE                                                                     Long-Term Compensation
                                                      Annual Compensation               Awards                            Payouts
                             =======================================================================================================
                                                                                                     Securities
                                                                      Other           Restricted     Underlying           Long-Term
                                                                      Annual             Stock        Options/            Incentive
Name and Principal                            Salary   Bonus (2)   Compensation (3)   Award(s) (4)    SARs (5)             Payouts
Position                       Year            ($)        ($)            ($)              ($)            (#)                 ($)
==========================   ========        =======   =========   ================   ============   ==========           =========

Robert E. Weissman             1998   (1)    775,000    785,000           0              750,000      1,251,589     a         0
Chairman and Chief                                                                                       71,727     b
  Executive Officer                                                                                     396,702     c
                                                                                                      ---------
                                                                                                      1,720,018
                             -------------------------------------------------------------------------------------------------------
                               1997   CZT    750,000   1,007,100         1,006              0               0                 0


------------------------------------------------------------------------------------------------------------------------------------

Victoria R. Fash               1998   (1)    602,083    359,792         32,575          2,401,667       411,057     a         0
Executive Vice President &                                                                               23,560     b
Chief Operating Officer                                                                                 102,547     c
                                                                                                      ---------
                                                                                                        537,164
                             -------------------------------------------------------------------------------------------------------
                               1997   CZT    375,000    349,128           0              268,938          6,500    (8)        0


------------------------------------------------------------------------------------------------------------------------------------

J. Michal Conaway (9)          1998   IMSH   525,000    265,000        1,503,428        1,342,388       100,000     d         0
Chief Financial Officer                                                                                  50,000    e(6)
                                                                                                      ---------
                                                                                                        150,000
------------------------------------------------------------------------------------------------------------------------------------

Alan J. Klutch                 1998   (1)    325,000    248,600           0              248,600        313,600     a         0
Senior Vice President -                                                                                  17,976     b
  Finance                                                                                                91,048     c
                                                                                                      ---------
                                                                                                        422,624
                             -------------------------------------------------------------------------------------------------------
                               1997   CZT    325,000    303,473           0                 0               0                 0


------------------------------------------------------------------------------------------------------------------------------------

Kenneth S. Siegel              1998   (1)    336,300    184,700           0                 0           179,702     a         0
Senior Vice President -                                                                                  10,298     b
  Secretary and                                                                                       ---------
  General Counsel                                                                                       190,000               0

                             -------------------------------------------------------------------------------------------------------
                               1997   CZT    299,045    222,905         127,388              0          190,000     d         0
------------------------------------------------------------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

                             ===========================

                                              All Other
                                              Compensa-
Name and Principal                             tion (7)
Position                       Year              ($)
==========================   ========         ==========

Robert E. Weissman             1998   (1)       56,147
Chairman and Chief
  Executive Officer

                             ---------------------------
                               1997   CZT       72,568


--------------------------------------------------------

Victoria R. Fash               1998   (1)       29,780
Executive Vice President &
Chief Operating Officer

                             ---------------------------
                               1997   CZT       19,655


--------------------------------------------------------

J. Michal Conaway (9)          1998   IMSH           0
Chief Financial Officer

--------------------------------------------------------

Alan J. Klutch                 1998   (1)       19,629
Senior Vice President -
  Finance

                             ---------------------------
                               1997   CZT       22,637


--------------------------------------------------------

Kenneth S. Siegel              1998   (1)       62,878
Senior Vice President -
  Secretary and
  General Counsel
                             ---------------------------
                               1997   CZT       4,800
--------------------------------------------------------

a) Substitute options, replacing options held at time of spin-off in which the conversion formula greatly reduced the economic value of the options

b) Make-up options, options granted to participants intended to replace some of the lost economic value due to the conversion

c) Progress options, options granted to initiate executive ownership of IMS HEALTH stock

d)   Option grants

e)   Purchased options

1. The amounts shown as 1998 compensation reflect compensation paid by Cognizant for the first six months of 1998 and by IMS HEALTH for the last six months of 1998.

2. Bonus amounts shown represent target bonus amounts earned in a given fiscal year and generally paid in the following year. 1998 amounts are shown as target amounts because the IMS HEALTH financial results for 1998 have not been finalized yet.

3. The value of certain personal benefits is not included since it does not exceed the lesser of 10% of salary and bonus or $50,000 for Mssrs. Welssman, Klutch and Siegel. Amounts shown for Ms. Fash include a cost of living adjustment for $32,575 including a gross up for taxes. Amounts shown for Mr. Conaway include a $500,000 paid to make up for a portion of the forfeited value of certain current year and long term compensation plans upon departure from his previous company of employment, $43,750 disturbance allowance for incidentals associated with his move from California to the United Kingdom, $369,454 for relocation expenses, $19,785 cost of living adjustment and a tax gross up in the amaount of $570,439.

4. IMS HEALTH executives earned performance-based restricted stock units ("PERS") in the following amounts (shown based on targeted financial performance): Mr. Weissman, 10,707; Ms. Fash, 5,136; Mr. Conaway, 3,783 and Mr. Klutch, 3,549. PERS are subject to a risk of forfeiture upon termination of employment in certain circumstances for a period of two years, measured from their date of grant in 1999. PERS are credited with dividend equivalents equal to dividends on IMS HEALTH Common Stock. The amount shown for Ms. Fash includes a one-time award of 30,000 shares of restricted stock units in recognition of her pending promotion to Chief Executive Officer. These units vest at a rate of 33.33% per annum and are subject to risk of forfeiture upon termination of employment in certain circumstances until vested. The amount shown for Mr. Conaway includes a one-time award of 17,500 restricted stock units granted in connection with his being hired as Chief Financial Officer. A cash incentive equal to the amount of taxes due will become payable in connection with this award. These restricted stock units are subject to a risk of forfeiture upon termination of employment in certain circumstances for a period of one year from the time of grant. At December 31, 1998, the named executives held restricted stock unit awards relating to a number of shares having a fair market value at that date as follows (excluding PERS which were not issued until 1999 with respect to 1998 performance): Ms. Fash, 30,000 shares valued at $2,041,875; Mr. Conaway, 17,500 shares valued at $1,077,388.

5. The only named executive to receive a new option grant in 1998 was Mr. Conaway in connection with his appointment on September 15, 1998, as Chief Financial Officer of the

Company. The options designated as Substitute Options were issued in substitution of Cognizant options that were canceled as of the Spin-off Date, as described in the introduction to the "Option/SAR Grants in Last Fiscal Year" table below. The options designated as Make-up Options were granted to offset inequities in the formula used to determine the number of Substitute Options to be granted in connection with the Spin-off. In connection with the implementation of aggressive ownership guidelines for executives, the Committee implemented a program under which "Progress" stock options may be granted to executives in order to promote long-term stock ownership and to help executives meet the ownership targets earlier than the specified deadlines. The Committee retains discretion to limit or cancel this feature. A progress option is a new stock option granted at the time a holder exercises an original stock option, if it has appreciated at least 25%. The number of common shares subject to the new grant was equal to the number of shares sold to pay the exercise price plus the number of shares withheld to pay withholding tax. As a condition of the progress option grant the executive will be required to hold the shares representing the "profit" from the exercise for a period of three years, thereby promoting long-term ownership which is the program's objective. Progress options have a per share exercise price equal to the fair market value of a share at the date of grant of the progress option, have a term extending for the remaining term of the exercised option, and vest one-third per year on the first three anniversaries of grant.

6. In connection with his appointment as Chief Financial Officer of the Company, Mr. Conaway was given the opportunity to purchase, and purchased, 50,000 IMS HEALTH options (the "Purchased Options") upon payment of 10% of the exercise price. The remaining 90% is payable if and when the options are exercised. The 10% purchase price equal to $307,825 is forfeited if the options vest and expire without being exercised, and the portion of the purchase price attributable to vested options may also be forfeitable upon termination.

7. The amounts shown for 1998 include aggregate annual Company contributions for the account of each named executive officer under the Cognizant Corporation Savings Plan and Savings Benefit Equalization Plan, IMS Health Incorporated Savings Plan and IMS Health Incorporated Savings Equalization Plan, as follows:
Mr. Weissman, $56,147; Ms. Fash, $29,780; Mr. Klutch, $19,629; and Mr. Siegel, $12,878. In addition, the amounts shown for 1998 include $50,000 paid to Mr. Siegel representing the final installment of his sign-on bonus. The amounts shown for 1997 represent aggregate annual company contributions for the account of each named executive officer under the Dun & Bradstreet Profit Participation Plan and Profit Participation Benefit Equalization Plan and the Cognizant Corporation Savings Plan and Savings Benefit Equalization Plan.


8. Represents options to purchase shares of Class A Common Stock of Cognizant Technology Solutions Corporation, a majority-owned subsidiary of IMS HEALTH.

9. Mr. Conaway's salary illustrates his full-year compensation although he joined the Company on September 15, 1998.

                      Option/SAR Grants in Last Fiscal Year

     The table below shows the following types of grants of stock options made to the named executive officers in 1998: (a) options granted in connection with either the appointment or promotion of an executive officer ("Stock Options"),
(b) Purchased Options (c) Substitute Options, (d) Make-up Options, and (e) Progress Options. "Purchased Options" are stock options made available to certain executives upon payment of 10% of the exercise price. The remaining 90% of the exercise price is payable upon exercise. The 10% exercise price paid is forfeited if the options vest and expire unexercised and may also be forfeitable upon termination. "Substitute Options" are options granted in substitution for existing Cognizant options that were cancelled at the Spin-off Date. The exercise price and number of Substitute Options were determined by a pre-set formula. The expiration dates, vesting terms and other provisions of the Substitute options are substantially identical to the terms of the options they replace. "Make-up Options" were granted to partially offset the inequities in the formula used to determine the number and exercise price of the Substitute Options. They were granted at fair market value, vest over a three year period and expire 10 years after grant. "Progress Options" are options granted on a discretionary basis in order to promote executive stock ownership and to help executives meet stock ownership guidelines prior to the deadlines established by the Compensation and Benefits Committee. Stock options do not qualify as ownership under the guidelines prior to exercise. Progress Options are new options granted at the time an executive exercises an original stock option. The number of shares subject to a the new grant equals the number of shares sold or exchanged to pay the exercise price for the original option plus any shares sold or withheld to pay income taxes. As a condition of receiving a Progress Option grant, the executive is required to hold all shares representing the profit from exercise for three years thereby promoting long-term stock ownership, the program's objective. Progress options are granted at fair market value, have a term equal to the remaining term of the exercised options and vest over three years.

                OPTION/SAR GRANTS IN LAST FISCAL YEAR - PRE-SPLIT

                                                            Individual Grants
------------------------------------------------------------------------------------------------------------------------------------
             (a)                             (b)               (c)              (d)              (e)                    (f)
                                          Number of
                                         Securities
                                         Underlying        % of Total
                                          Options/        Options/SAR's      Exercise
                                            SAR's          Granted to         or Base                                Grant Date
                                         Granted (1)      Employees in         Price           Expiration         Present Value (2)
             Name                            (#)           Fiscal Year       ($/Share)            Date                  ($)
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Weissman  Substitute Options      66,776          6.9131%           $29.6510          12/17/01
                                            64,448                            $33.8242          12/15/02
                                            68,566                            $36.4598          12/14/03
                                            70,190                            $31.6277          12/20/04
                                            59,454                            $37.3383          12/19/05
                                           922,155                            $35.2876          11/15/06
                    ----------------------------------------------------------------------------------------------------------------
                    Make Up Options         71,727          0.3962%           $60.3438           7/29/08               $935,081
                    ----------------------------------------------------------------------------------------------------------------
                    Progress Options        29,861          2.1912%           $68.5000          12/17/01               $327,634
                                            28,820                            $68.5000          12/15/02               $399,795
                                            30,661                            $68.5000          12/14/03               $425,341
                                            23,540                            $68.5000          12/20/04               $326,552
                                            13,293                            $68.5000          12/19/05               $184,401
                                           270,528                            $68.5000          11/15/06             $3,752,869
------------------------------------------------------------------------------------------------------------------------------------

Victoria R. Fash    Substitute Options       2,831          2.2705%           $29.6510          12/17/01
                                             3,369                            $33.8242          12/15/02
                                             3,948                            $36.4598          12/14/03
                                             7,587                            $31.6277          12/20/04
                                             2,952                            $30.4563          04/18/05
                                            12,050                            $37.3383          12/19/05
                                           378,320                            $35.2876          11/15/06
                    ----------------------------------------------------------------------------------------------------------------
                    Make Up Options         23,560          0.1301%           $60.3438           7/29/08               $307,144
                    ----------------------------------------------------------------------------------------------------------------
                    Progress Options         1,936          0.5664%           $68.5000          12/17/01                $21,245
                                             2,304                            $68.5000          12/15/02                $31,965
                                             2,700                            $68.5000          12/14/03                $37,458
                                             3,188                            $67.3750          12/20/04                $43,499
                                               535                            $68.5000          12/20/04                 $7,420
                                             1,514                            $68.5000          04/18/05                $20,997
                                             4,120                            $68.5000          12/19/05                $57,156
                                            86,250                            $68.5000          11/15/06             $1,196,492
------------------------------------------------------------------------------------------------------------------------------------

J. Michal Conaway   Stock Options          100,000          0.5523%           $61.5650           9/15/08             $1,485,673
                    Purchased Options       50,000          0.2762%           $61.5650           9/15/08               $742,836

------------------------------------------------------------------------------------------------------------------------------------

Alan J. Klutch      Substitute Options       5,985          1.7322%           $31.6277          12/20/98
                                            13,178                            $25.0386          12/19/99
                                            14,809                            $24.3065          12/18/00
                                            15,174                            $29.6510          12/17/01
                                            14,071                            $33.8242          12/15/02
                                            13,053                            $36.4598          12/14/03
                                            13,278                            $31.6277          12/20/04
                                            11,247                            $37.3383          12/19/05
                                           212,805                            $35.2876          11/15/06
                    ----------------------------------------------------------------------------------------------------------------
                    Make Up Options         17,976          0.0993%           $60.3438           7/29/08               $234,347
                    ----------------------------------------------------------------------------------------------------------------
                    Progress Options         4,571          0.5029%           $68.5000          12/18/00                $44,464
                                            10,187                            $68.5000          12/17/01               $111,773
                                             9,446                            $68.5000          12/15/02               $131,045
                                             8,763                            $68.5000          12/14/03               $121,564
                                             6,685                            $68.5000          12/20/04                $92,740
                                             3,775                            $68.5000          12/19/05                $52,368
                                            47,621                            $68.5000          11/15/06               $660,612
------------------------------------------------------------------------------------------------------------------------------------

Kenneth S. Siegel   Substitute Options     179,702          0.9926%           $34.9572           1/31/07
                    Make Up Options         10,298          0.0569%           $60.3438           7/29/08               $134,252

------------------------------------------------------------------------------------------------------------------------------------

1. The expiration dates and generally the other terms of the "substitute" options are identical to the terms of the corresponding Cognizant options. "Make up" options may not be exercised for at least one year after grant and may then be exercised in installments of one-third of the grant each year until they are 100% vested. Payment must be made in full upon exercise in cash or common stock. "Progress" options carry the same expiration dates and other terms of the original option. The exercise price of a progress option is the fair market value of the Company's common stock on the date of grant. Progress options become exercisable in annual installments of one-third of the grant per year on each of the first three anniversaries of the grant date. Generally, all options shown include limited SARs in tandem with the options.

     Limited SARS are exercisable only if and to the extent that the related option is exercisable and are exercisable only during the 30-day period following the acquisition of at least 20% of the outstanding Common Stock pursuant to a tender or exchange offer not made by IMS HEALTH. Each Limited SAR permits the holder to receive cash equal to the excess over the related option exercise price of the highest price paid pursuant to a tender or exchange offer for Common Stock which is in effect at any time during the 60 days preceding the date upon which the Limited SAR is exercised. Limited SARs can be exercised regardless of whether IMS HEALTH supports or opposes the offer.

2. Grant date present value is based on the Black-Scholes option valuation model which makes the following material assumptions:

     (a). For "substitute" options, an expected stock-price volatility factor of ___%, a risk-free rate of return ranging from ___% (for the earliest expiring options) to ___% and ___% (for the latest expiring options), an average annual dividend yield of .___%, an assumed time of exercise ranging from ___ year from grant date (for the earliest expiring options) to ___ and ___ years from grant date (for the latest expiring options) and a reduction to reflect the probability of forfeiture due to termination prior to vesting, ranging from ___% (for the earliest expiring unvested options) to ___% (for the latest expiring unvested options).

     (b). For "make up" options, an expected stock-price volatility factor of 25%, a risk-free rate of return of 5.49%, an average annual dividend yield of .30%, an assumed time of exercise of 3 years from grant date and a reduction to reflect the probability of forfeiture due to termination prior to vesting, of 9.67%.

     (c). For "progress" options, an expected stock-price volatility factor of 25%, a risk-free rate of return ranging from 4.43% to 4.47%, an average annual dividend yield of .30%, an assumed time of exercise ranging from 1.5 years from grant date (for the earliest expiring options) to 2.0 and 3.0 years from grant date (for the latest expiring options) and a reduction to reflect the probability of forfeiture due to termination prior to vesting in the range of 5% to 9.67%.

     (d). For other options, an expected stock-price volatility factor of 25%, a risk-free rate of return of 4.69%, an average annual dividend yield of .30%, an assumed time of exercise of 4.5 years from grant date, and a reduction to reflect the probability of forfeiture due to termination prior to vesting of 16.11%.

These assumptions may or not be fulfilled, and the amounts shown cannot be considered predictions of future value. Options will gain value only to the extent the stock price exceeds the option exercise price during the life of the option.

             Aggregate Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

     The following table provides  information as to option exercises by each of
the  named  executive   officers  during  1998  and  the  value  of  unexercised
in-the-money stock options at year-end.

        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                         Number of Securities
                                                                                        Underlying Unexercised
                                     Shares                       Shares Held          Options/SAR's at Fiscal
                                    Acquired         Value        as a Result               Year-End (2)
                                   on Exercise     Realized      of Exercise (1)                (#)
                                                                                    ----------------------------
         Name                          (#)            ($)             (#)           Exercisable    Unexercisable
------------------                 -----------    -----------    ---------------    -----------    -------------

Robert E. Weissman                   764,332      $25,506,122       169,399           32,413         1,098,065

Victoria R. Fash                     150,181      $ 4,863,420        40,316            4,910           382,073

                     CTS Options           0               $0                          3,250             3,250

J. Michal Conaway                          0               $0                              0           150,000

Alan J. Klutch                       162,784      $ 5,486,205        47,097            6,132           253,708

Kenneth S. Siegel                          0               $0                         29,950           160,050



                                          Value of Unexercised
                                       In-the-Money Options/SAR's
                                         at Fiscal Year-End (3)
                                                  ($)
                                      ----------------------------
         Name                         Exercisable    Unexercisable
------------------                    -----------    -------------

Robert E. Weissman                    $1,335,128      $29,084,163

Victoria R. Fash                      $  197,901      $11,345,052

                     CTS Options      $   69,209      $    69,209

J. Michal Conaway                     $        0      $ 2,080,890

Alan J. Klutch                        $  252,584      $ 6,706,276

Kenneth S. Siegel                     $1,212,388      $ 6,217,457

1. In order to encourage executives to rapidly progress toward meeting their ownership guideline targets, in December 1998 the Committee authorized a one-time grant of progress options in connection with option exercises in which the exercise price was paid in cash rather than through the surrender of previously acquired shares. As with the regular progress option program, "profit" shares are subject to a three-year holding period requirement, although an executive was permitted to sell sufficient option shares to pay the exercise price, to the extent he or she lacked shares that could be surrendered to pay the exercise price, and to pay the portion of his or her tax liability that could not be covered through the withholding of option shares.

2. Represents options to purchase shares of Class A Common stock. Ms. Fash is currently a director of Cognizant Technology Solutions Corporation (CTS), a majority owned subsidiary of IMS HEALTH.

3. The values shown equal the difference between the exercise price of the exercisable and unexercisable options and the fair market value of the underlying common stock at December 31, 1998 on a pre split basis of $75.4376.

Retirement Benefits

     The following table sets forth the estimated aggregate annual benefits payable under the IMS Health Incorporated Retirement Plan, the IMS Health Incorporated Supplemental Executive Retirement Plan and the IMS Health Incorporated Retirement Excess Plan to persons in specified average final compensation and credited service classifications upon retirement at age 65. Amounts shown in the table include U.S. Social Security benefits and benefits payable under predecessor plans of Dun & Bradstreet which would be deducted in calculating benefits payable under these plans. These aggregate annual retirement benefits do not increase as a result of additional credited service after 15 years.

     Benefits vest after five years of credited service and are calculated as 5% of average final compensation per year for the first 10 years of credited service, and 2% per year for the next five years, up to a maximum of 60% of average final compensation after 15 years of credited service.

                                   Estimated Aggregate Annual Retirement Benefit
  Average                                 Assuming Credited Service of:
   Final             ----------------------------------------------------------------------
Compensation          10 Years            15 Years            20 Years            25 Years            30 Years
------------          --------            --------            --------            --------            --------
 $  550,000          $  275,000          $  330,000          $  330,000          $  330,000          $  330,000
    700,000             350,000             420,000             420,000             420,000             420,000
    850,000             425,000             510,000             510,000             510,000             510,000
  1,000,000             500,000             600,000             600,000             600,000             600,000
  1,300,000             650,000             780,000             780,000             780,000             780,000
  1,600,000             800,000             960,000             960,000             960,000             960,000
  1,900,000             950,000           1,140,000           1,140,000           1,140,000           1,140,000

     The number of years of credited service for Mr. Weissman and Ms. Fash are, respectively, 19 and 9.

     Compensation, for the purpose of determining retirement benefits, consists of base salary, annual bonuses, commissions and overtime pay. Severance pay, income derived from equity-based awards, contingent payments and other forms of special remuneration are excluded. A portion of the bonuses included in the Summary Compensation Table above were not paid until the year following the year in which they were accrued and expensed; therefore, compensation for purposes of determining retirement benefits varies from the Summary Compensation Table amounts in that bonuses expensed in the previous year but paid in the current year are part of retirement compensation in the current year and any unpaid current year's bonuses accrued and included in the Summary Compensation Table are not. For 1998, compensation for purposes of determining retirement benefits for Mr. Weissman and Ms. Fash was, respectively, $1,782,100 and $949,128.

     Average final compensation is defined as the highest average annual compensation during five consecutive twelve-month periods in the last ten consecutive twelve-month periods of the member's credited service. Members vest in their accrued retirement benefit upon completion of five years' service. The benefits shown in the table above are calculated on a straight-life annuity basis.

     Retirement benefits for Messrs. Conaway, Klutch and Siegel are determined solely under the IMS Health Retirement Plan and the Retirement Excess Plan. Under these plans, IMS HEALTH contributes 6% of the participant's compensation monthly to the participant's cash balance in the plan. The cash balance earns monthly investment credits based on the yield on 30-year Treasury bonds from time to time. These plans also include a minimum monthly benefit for certain employees who had attained age 50 and had earned 5 years of service as of October 31, 1996, including Mr. Klutch. The minimum benefit is equal to the excess of (i) 1.7% of final average compensation multiplied by years of credited service not in excess of 25, plus 1.0% of final average compensation multiplied by years of credited service in excess of 25, over (ii) 1.7% of the primary Social Security insurance benefits multiplied by years of credited service not in excess of 25, plus 0.5% of the primary Social Security insurance benefits multiplied by years of credited service in excess of 25. Mr. Klutch's estimated annual benefits upon retirement at age 65 are $217,353, based upon his credited service to date for these plans of 24.5 years. This amount includes benefits payable under predecessor plans of Dun & Bradstreet that would be deducted from the amount payable under these plans. The estimated annual retirement benefit payable to Mr. Siegel at retirement age 65 under the cash balance formula, based upon service to December 31, 1998, is $6,174. For 1998, compensation for purposes of determining retirement benefits for Messrs. Klutch and Siegel was, respectively, $628,473 and $415,205. In 1998, Mr. Conaway was not eligible to participate in the IMS Health Incorporated Retirement Plan and the IMS Health Incorporated Retirement Excess Plan.

Change-in-Control Agreements

     IMS HEALTH has entered into Change-in-Control Agreements with executives providing for severance and other benefits in the event of certain terminations following a change in control (as defined) of IMS HEALTH. Subject to variations in terms, these agreements cover the executive officers named in the Summary Compensation Table and other executive officers, as well as other officers and key employees, excluding the Covered Executives (whose employment agreements provide change-in-control benefits). Under the Change-in-Control Agreements, an executive is committed to remain employed for 180 days from the occurrence of a potential change in control, in order to help maintain stable operations while a change in control is pending. If, within two years following a change in control, the employment of a named executive is terminated without cause or he or she terminates employment for "good reason" (generally, an adverse change in employment status, compensation or benefits, or a required relocation), the named executive will be entitled to (i) payment of a pro rated portion of target annual incentive compensation for that year, (ii) a lump sum payment equal to three times the sum of base salary and annual target bonus for the year of termination (or, if no target bonus has been determined, the annual target actually earned in the preceding year), (iii) full vesting under any non-qualified retirement plan and crediting of service up to the maximum credited service allowed to be taken into account under certain retirement plans, (iv) vesting and deemed achievement of target performance in connection with outstanding long-term performance awards, (v) payment of an allowance for outplacement expenses, (vi) life and health insurance benefits for 36 months after termination, and (vii) certain retiree medical and life benefits commencing at age 55. If payments are subject to the "golden parachute" excise tax, IMS HEALTH will pay the executive an additional "gross-up" amount so that his or her after-tax benefits are the same as thought no excise tax had applied, and IMS HEALTH will reimburse an executive for expenses incurred in enforcing the agreement unless incurred in bad faith.

     A change in control will generally have occurred under the following circumstances: (i) a person becomes the beneficial owner of 20% or more of the combined voting power of IMS HEALTH's securities, (ii) during any period of twenty-four months a majority of the Board ceases to consist of (x) directors in office at the beginning of such period or (y) directors whose election was approved by two-thirds of the directors in office at the beginning of the period or by directors whose election was previously so approved, (iii) IMS HEALTH's merger or consolidation with another entity (other than one in which shares outstanding prior to the merger represent two-thirds of the voting power of the surviving company and no shareholder holds 20% or more of the voting power in the surviving company), (iv) the liquidation or sale of substantially all of IMS HEALTH's assets or (v) the Board of Directors otherwise determines that a change in control has occurred. Upon occurrence of an event deemed a potential change in control, IMS HEALTH is obligated to deposit funds into a trust to fund potential obligations under the Agreements.

Compensation of Directors

     Cash Compensation. Directors who are not employed by IMS HEALTH will receive a retainer at an annual rate of $30,000 in quarterly installments (increased from $25,000 in 1998) and each non-employee director who serves as Chairman of a committee of the Board of Directors receives an additional retainer at an annual rate of $5,000 in quarterly installments (increased from $3,000 in 1998). In addition, each non-employee director is paid a fee of $1,000 for each Board or Committee meeting attended. Directors who are employed by IMS HEALTH receive no retainers or fees.

     Each non-employee director may elect to have all or a specified part of the retainer and fees deferred until he or she ceases to be a director. Deferred amounts may be credited to the account of directors as deferred cash, which bears interest at prescribed rates, or as deferred share units in an amount equal to the amount of deferred compensation divided by the fair market value of a share of Common Stock on the date the compensation would otherwise have been paid. Deferred share units are credited with dividend equivalents. Fair market value is the average of the high and low trading prices of the Common Stock on the date of determination. Deferred amounts and accrued interest and dividend equivalents are paid in the form of cash or stock, as appropriate, on the first business day of the calendar year following the date of the director's termination of service on IMS HEALTH's Board.

     Upon the occurrence of a Change in Control of IMS HEALTH, the Compensation and Benefits Committee may take such action as it deems necessary or desirable with respect to deferred amounts.

     Non-Employee Directors' Stock Incentive Plan. This plan provides for the granting of stock options and restricted stock to non-employee directors of IMS HEALTH on such terms as are determined by the Compensation and Benefits Committee of the Board of Directors.

     Under the plan, each non-employee director will receive an annual grant of stock options to purchase 4,000 shares of common stock. The stock option expires ten years after the grant date and vests in three equal annual installments beginning one year after the grant date. The plan provides for the accelerated vesting of options upon termination of service due to death, disability or retirement.

     In addition, any new non-employee director will receive restricted shares on $40,000 of Common Stock upon his or her election or appointment to the Board of Directors. The restricted share units will vest five years after the date of grant. Until the share units vest, the director is not able to sell or dispose of them but is entitled to vote them and receive dividend equivalents. These restrictions lapse if the director dies or becomes disabled or, at the
Committee's discretion, if the director's service terminates in other circumstances.

     Upon the occurrence of a Change in Control (as defined above under "Change-in-Control Agreements") of IMS HEALTH, the Compensation and Benefits Committee may take such action as it deems necessary or desirable with respect to awards, including acceleration of an award, payment of cash in exchange for cancellation of an award, and/or issuing substitute awards that substantially preserve the value, rights and benefits of previously granted awards.

     Starting in 1999, the Board of Directors adopted share ownership guidelines for non-employee directors because it believes that each director should maintain a meaningful investment in the Company. The guidelines mandate that each director own a specified number of shares or share units within five years of January, 1999 or the date of a director's first election to the Board, with mandatory ownership of 25% of the targeted number of shares within three years.

Employment Agreements

     IMS HEALTH has entered into employment agreements (the "Agreements") with Mr. Weissman and Ms. Fash (the "Covered Executives"). The Agreements employ Mr. Weissman and Ms. Fash through June 30, 2001, subject to automatic one-year renewals. Under the Agreements, the specified annual base salaries are subject to review at least annually and may be increased but not decreased from the amount previously in effect. Currently, Mr. Weissman's annual salary is $775,000 and Ms. Fash's annual salary is $600,000. The Agreements also provide that each Covered Executive will have an opportunity to earn annual incentive compensation based on achievement of performance objectives set by the Compensation and Benefits Committee, in an amount not less than the incentive opportunity in the prior year and in any case not less than 100% of current salary, in the case of Mr. Weissman, and 58% of current salary, in the case of Ms. Fash. Each Covered Executive is entitled to continue participation in plans and programs offering compensation opportunities and benefits no less favorable than those in effect at the time the Agreements became effective in 1998. The Agreements impose obligations on the Covered Executives relating to confidentiality, non-competition, non-disparagement of IMS HEALTH, and similar matters during employment and for specified periods following termination, the breach of which can trigger forfeiture of certain options and option gains.

     The Agreements provide for certain payments and benefits upon termination of employment in addition to amounts previously accrued. If employment terminates due to retirement after age 55, approved early retirement, death or disability, the Covered Executive will be entitled to annual incentive compensation for that year prorated to reflect the part of the year worked and, in the case of disability, accelerated vesting of options, restricted stock, performance awards and other awards, and continued participation in health and other benefit plans until age 65. If employment is terminated either by IMS HEALTH not for cause or by the Covered Executive for "good reason," the Covered Executive will be entitled to (i) payment of a prorated portion of target annual incentive compensation for that year, (ii) a severance benefit equal to the sum of then-current annual salary plus the greater of that year's target annual incentive or the annual incentive amount paid in the prior year ("annual cash") multiplied by two, paid in 24 monthly installments, (iii) accelerated vesting of options, restricted stock, performance awards and other awards, with any performance objectives deemed achieved at target levels, (iv) crediting of additional years of age and service so that termination will qualify as retirement under the Supplemental Executive Retirement Plan (the "SERP") and (v) continued participation in health and other benefit plans for up to two years after termination, to the extent such benefits are not provided by a subsequent employer. If such termination occurs within two years following a change in control, enhanced benefits will be payable as follows: (i) the severance benefit will equal annual cash multiplied by three, paid as a lump sum, (ii) options granted during the term of the Agreement will remain outstanding until the stated expiration date of the option, (iii) additional years will be credited under the SERP so that termination will qualify the

Covered Executive for the maximum retirement benefit and (iv) participation will continue in benefit plans for up to three years. Upon occurrence of an event deemed a potential change in control, IMS HEALTH is obligated to deposit funds into a trust to fund potential obligations under the Agreements. For purposes of the Agreements, "good reason" generally means a demotion or adverse change in the Covered Executive's employment status, compensation or benefits, a required relocation, a failure of IMS HEALTH to abide by other important provisions of the Agreement or a failure of IMS HEALTH to renew the term of the Agreement. If payments following a change in control are subject to the "golden parachute" excise tax, IMS HEALTH will pay the Covered Executive an additional "gross-up" amount so that his or her after-tax benefits are the same as though no excise tax had applied. IMS HEALTH must provide full indemnification to the Covered Executives, continue officers' and directors' liability insurance during employment and for up to six years thereafter, and reimburse a Covered Executive for expenses incurred in enforcing the Agreement unless incurred in bad faith or frivolous. A "change in control" is defined in generally the same way as under the Change-in-Control Agreements. See "Change-in-Control Agreements".

Employee Protection Plan

     The IMS HEALTH Employee Protection Plan (the "EPP") provides severance benefits to employees, including executive officers, other than the Covered Executives whose employment agreements provide for severance benefits. The EPP generally provides for the payment of severance benefits if employment is terminated by IMS HEALTH not for cause. In the event of an eligible termination, the executive will be entitled to salary and benefits continuation for not less than 26 weeks nor more than 104 weeks, determined as follows: 1.5 weeks for each $10,000 of salary plus three weeks for each year of service (limited to 26 weeks if the employee is terminated with less than one year of service). Benefits under the EPP cease at such time as the employee earns or accrues compensation from any new employer or other third party. These benefits do not apply to certain executive officers terminated within two years after a change in control. See "Change-in-Control Agreements."

     In addition to continuation of salary, the EPP provides to eligible terminated employees (i) continued medical, dental and life insurance coverage throughout the salary continuation period, (ii) payment of the annual bonus for the year of termination that would have been paid if employment continued, prorated to reflect the number of months worked during that year, but only if the employee worked for at least six months in that year and only if termination was not due to the employee's unsatisfactory performance, and (iii) in certain instances, outplacement services and financial counseling. The Chief Executive Officer retains discretion to increase or decrease EPP benefits for executives and other employees, provided such decision is reported to the Compensation and Benefits Committee of the Board.

              PROPOSAL NO. 1: RATIFICATION OF AND RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent public accountants to audit the consolidated financial statements of IMS HEALTH for 1999. This appointment is subject to ratification by the Shareholders at the Annual Meeting.

     PricewaterhouseCoopers has also acted as the Company's independent public accountants since the Spin-off. In connection with its audit of the consolidated financial statements, PricewaterhouseCoopers also audited the separate financial statements of certain subsidiaries of the Company, reviewed certain filings with the SEC and performed certain non-audit services.

     A representative of PricewaterhouseCoopers is expected to be available to answer appropriate questions at the Annual Meeting and is free to make statements during the meeting.

     If the ratification of appointment of PricewaterhouseCoopers is not approved by the Shareholders, the Board will appoint other independent accountants. Any engagement of new accountants for periods following the 2000 Annual Meeting will be subject to ratification by the Shareholders at that meeting.

     Approval of Proposal 1 will be determined by an affirmative vote of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. If you abstain from voting on Proposal 1 or direct your proxy to abstain from voting on such Proposal, your shares will be considered present at the Annual Meeting with respect to the Proposal but, since they are not votes in favor of the matter, they will have the same effect as votes against such Proposal. Broker non-votes with respect to Proposal 1 will be considered present at the Annual Meeting and will have no effect on the outcome of the vote on such Proposal.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS.

                                 PROPOSAL NO. 2
                         PROPOSED AMENDMENT TO RESTATED
                           CERTIFCATE OF INCORPORATION

     The Board of Directors recommends that Article Fourth of IMS HEALTH's Restated Certificate of Incorporation be amended for the purpose of increasing the number of authorized shares of Common Stock from 400,000,000 to 800,000,000 shares. As of December 31, 1998, the authorized capital stock of the Company consisted of 10,000,000 shares of Preferred Stock, par value $0.01 per share, 10,000,000 shares of Series Common Stock, par value $0.01 per share, and 400,000,000 shares of Common Stock.

     The Company's two-for-one stock split on January 15, 1999 increased the Company's outstanding Common Stock to ___________ shares and increased the number of shares required to be reserved for issuance under benefit plans to 59,800,756 leaving ______ shares of Common Stock available for general corporate purposes. These increases are solely the product of the Split-up and do not reflect any incremental share issuances or any increase in the shares subject to benefit plans on a pre-split basis. The increase being proposed doubles the existing authorization and, in effect, simply offsets the change in shares created by the Split-up. The form of amendment is set forth as Appendix A to the Proxy Statement.

     The adoption of this amendment to the Restated Certificate of Incorporation of the Company will not result in the issuance of additional shares. The increase in the authorized number of shares will maintain the Company's pre-Split-up relationship between authorized and unissued shares. The amendment is intended to ensure that there will be sufficient authorized but unissued shares available for stock dividends, stock splits, possible acquisitions, employee benefit programs, financing requirements and other corporate purposes without the necessity of further Shareholder action at any annual or special meeting. However, under the current rules of the New York Stock Exchange, shareholder approval is required for certain stock option plans, for certain mergers and acquisitions, for certain related party transactions and in certain other circumstances. Although the Board of Directors presently has no intention of doing so, the additional shares of Common Stock could be issued to a holder that might vote against a proposed merger or sale of assets or other extraordinary corporate transaction. The additional shares of Common Stock, as well as the unissued shares of Preferred Stock and Series Common Stock, might thus be available for use to impede or discourage an attempted takeover of IMS HEALTH. The Common Stock, Series Common Stock and Preferred Stock do not have preemptive rights. The issuance of such shares otherwise than to existing Shareholders on a pro rata basis could have the effect of reducing an existing Shareholder's proportionate interests. Except to the extent that IMS HEALTH is currently obligated to issue shares of Common Stock upon the exercise of outstanding stock options and the Rights under the Shareholder Rights Plan, IMS HEALTH has no present plans, agreements, commitments or understandings regarding the issuance of any additional shares of capital stock.

     If adopted, the amendment will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the date of the Annual Meeting.

     Approval of Proposal 2 will be determined by an affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. Abstentions and broker non-votes will have the same effect as votes against such Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CHARTER.


                          PROPOSALS REGARDING APPROVAL
                              OF COMPENSATION PLANS

     Section 162(m) of the Code provides, with certain exceptions, that a publicly-held corporation (such as IMS HEALTH) may not take a federal income tax deduction for compensation paid to a "covered employee" in excess of $1 million in a taxable year. A "covered employee" is the Chief Executive Officer of the Company and any other officer who is among the four most highly compensated officers (other than the Chief Executive Officer) as reported in the Proxy Statement and employed at year-end.

     The $1 million dollar limit on deductibility does not apply to compensation that meets the requirements for "qualified performance-based compensation" as defined in the applicable Treasury regulations. These requirements include, among other things, that the material terms of the performance goals be disclosed to and approved by shareholders.

     In order to ensure that the Company's compensation plans that provide performance-based compensation to senior executives are in compliance with tax regulations, the Board of Directors is seeking Shareholder approval of two compensation plans. The two plans for which approval is sought are the IMS
Health Incorporated Employees' Stock Incentive Plan, which provides for the grant of stock options and other equity-based awards, and the IMS Health Incorporated Executive Annual Incentive Plan, which provides for the grant of annual and long-term bonuses (the "Plans"). In the event that Shareholders do not approve these Plans, no additional grants under such Plans will be made. However, previously granted options will remain valid and annual bonuses previously awarded will remain payable under the Plans and continue to qualify as performance-based compensation under Section 162(m) of the Code.

                                 PROPOSAL NO. 3:
                   ADOPTION OF EMPLOYEES' STOCK INCENTIVE PLAN

     On June 15, 1998, the Board of Directors adopted the IMS Health Incorporated Employee's Stock Incentive Plan (the "Incentive Plan"). For purposes of Section 162(m) of the Code, approval of the Incentive Plan will be deemed also to include (i) approval of the eligibility of executive officers and other employees to participate in the Incentive Plan, (ii) the annual per-person limitations described below under the caption "Shares Available and Award Limitations", (iii) the general business criteria upon which performance objectives for performance awards are based, described below under the caption "Other Stock-Based Awards and Performance-Based Awards", and (iv) the grant of ISOs (as defined below) pursuant to the Incentive Plan. Because Shareholder approval of general business criteria, without specific target levels of performance, qualifies annual incentive awards for a period of approximately five years, Shareholder approval of such business criteria will meet the requirements under Section 162(m) until 2004. Shareholder approval of the performance goals inherent in stock options and stock appreciation rights ("SARs") is not subject to a time limit under Section 162(m).

     The following description of the Incentive Plan is qualified in its entirety by the provisions of the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Plan Description

     Purpose. The purpose of the Incentive Plan is to aid the Company and its subsidiaries in attracting and retaining outstanding employees and to motivate these employees to exert their best efforts on behalf of the Company by providing incentives through the granting of stock options, SARs or other stock-based awards (collectively, "Awards"). The Company expects to benefit from the added interest which such employees will have in the welfare of the Company as a result of their proprietary interest in its success.

     Administration. The Incentive Plan will be administered and interpreted by the Compensation and Benefits Committee. The Board may, and currently intends to, limit the members of the Compensation and Benefits Committee to Directors who are both "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and "outside directors" within the meaning of Section 162(m) of the Code ("Directors"). The Committee may delegate its duties and powers in whole or in part to any subcommittee meeting the qualifications in the preceding sentence.

     Eligibility. Employees of IMS HEALTH and its subsidiaries (other than members of the Compensation and Benefits Committee or persons that serve solely as directors of the Company) are eligible to participate in the Incentive Plan. The Compensation and Benefits Committee has complete authority and discretion to determine from among eligible persons to whom Awards under the Incentive Plan will be granted and the amounts of such Awards. At present, approximately 8,000 persons would be eligible for Awards under the Incentive Plan, of which approximately 1,500 persons currently hold Awards granted under the Incentive Plan.

     Shares Available and Award Limitations. A maximum of 13,000,000 shares of Common Stock (subject to adjustment for certain fundamental changes as set forth in the Incentive Plan) may be issued or delivered under the Incentive Plan plus the number of shares reserved for grants under the 1998 IMS Health Incorporated Replacement Plan for Certain Employees Holding Cognizant Corporation Equity-Based Awards that are not in fact issued or delivered. Authorized shares under this plan carry over from the remaining share authorization from Cognizant (i.e. shares authorized less grants prior to the Spin-off) as adjusted for the Split-up. No additional share authorization is being sought at this time. Shares subject to an Award under the Incentive Plan that is forfeited or expired, settled in cash or is otherwise terminated without issuance of shares to the participant and shares withheld by or surrendered to IMS HEALTH to satisfy withholding tax obligations or in payment of the exercise price of an Award will be deemed to remain available for new Awards under the Incentive Plan. Shares issuable in connection with Awards granted in substitution for awards of a business acquired by IMS HEALTH will not be counted against the number of shares reserved under the Incentive Plan. Information as to the number of shares reserved under all incentive plans of IMS HEALTH is set forth in footnotes to the financial statements in the Annual Report to Shareholders. Shares delivered under the Incentive Plan may be either newly issued or treasury shares.

     The annual per-person limitation for each type of Award granted to a participant in any calendar year may relate to no more than one million shares plus the amount of any unused annual limit for the previous year.

     Stock Options. The Compensation and Benefits Committee is authorized to grant non-qualified, incentive or other stock options. The exercise price of any option granted under the Incentive Plan is determined by the Compensation and Benefits Committee but may not be less than 100% of the fair market value of the shares on the date of grant. If the Compensation and Benefits Committee requires the participant to pay consideration at the time of grant of the option, that payment will be treated as a prepayment applied to the exercise price of the option. The Compensation and Benefits Committee shall determine the term of each option granted, the times at which each option will be exercisable, and provisions relating to forfeiture of unexercised options at or following termination of employment. No option, however, will be exercisable more than 10 years after the date it is granted. Options may be exercised by payment of the exercise price in cash, in shares having a fair market value equal to the exercise price or through broker-assisted cashless exercises.

     SARs. The Committee is authorized to grant SARs either independent of an option grant or in connection with an option. An SAR, upon exercise, entitles the participant to receive the excess of the fair market value of a share of Common Stock over the exercise price, payable in cash or shares. SARs granted in connection with an option may be granted concurrent with the related option grant or at any time prior to the exercise or cancellation of the option and are generally subject to the same terms and conditions as the option. The exercise price of an SAR shall be determined by the Committee but shall not be less than the greater of (i) 100% of the fair market value of the shares on the date of grant or in the case of an SAR granted in conjunction with an option, the option price of the related option and (ii) an amount permitted by applicable laws, rules, by-laws or policies or regulatory authorities or stock exchanges. The Committee may impose, in its discretion, conditions upon exercisability or transferability, including limits on the times at which an SAR will be exercisable and provisions relating to forfeiture of unexercised SARs at or following termination of employment. SARs granted under the Incentive Plan may include "limited SARs" that are exercisable upon the occurrence of specified events.

     Other Stock-Based Awards and Performance-Based Awards. The Committee is authorized to grant shares of restricted stock, shares of common stock as a bonus or as deferred shares, Awards valued by reference to the fair market value of shares, and dividend equivalents. The Committee will determine the terms and conditions of such Awards including the consideration to be paid for the grant or exercise, the periods during which Awards will be outstanding, and any vesting provisions, forfeiture conditions and restrictions on such Awards. In addition, such committee is authorized to grant Awards in a manner which is deductible by IMS HEALTH without limitation under Section 162(m) of the Code by requiring satisfaction by a participant of certain pre-established performance goals while the outcome is substantially uncertain. Such performance goals, which must be objective, shall be based on one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment;
(ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins;
(xii) stock price;  (xiii) market share;  (xiv)  revenues or sales;  (xv) costs;
(xvi) cash flow; (xvii) working capital; (xviii) economic value added; (xix) return on assets; (xx) total stockholder return (stock price appreciation plus dividends and distributions); (xxi) operating management goals; and (xxii) execution of pre-approved corporate strategy. Such criteria may relate to IMS HEALTH or one or more of its subsidiaries, divisions or business units. The performance goals may be calculated without regard to extraordinary items. No Award shall be paid until the Compensation and Benefits Committee certifies that the performance goals have been met.

     Adjustments Upon Certain Events. Adjustments to the number and kind of shares issued or reserved for issuance pursuant to the Incentive Plan or outstanding Awards and shares subject to the share limitations and per-person limitations are authorized in the event a share dividend or split, reorganization, recapitalization, merger, spin-off, extraordinary dividend, or other similar corporate transaction or event affects the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or changes in applicable laws, regulations, or accounting principles, except that any adjustments to Awards intended to qualify as "performance-based" must conform to requirements under Section 162(m). In the event of a Change-in-Control (as defined in the Incentive Plan) the Committee may take such action as it deems necessary or desirable with respect to an Award.

     Amendments or Termination. The Board may amend, alter or discontinue the Incentive Plan without Shareholder approval unless otherwise required by law, regulation, or stock exchange rules, or deemed advisable. Without the consent a participant, no amendment or alteration may materially impair any of the participants rights under a previously granted Award. The Committee may amend or alter the Incentive Plan in such manner as it deems necessary to permit the granting of Awards meeting requirements of the Code or other applicable laws.

     Nontransferability of Awards. An Award shall not be transferable or assignable by a participant otherwise than by will or by the laws of descent or distribution.

Previously Granted Awards and the Effect of Shareholder Approval; Future Awards

     All Awards granted to date have been granted under the Incentive Plan as adopted by the Board. Stock options granted under the Incentive Plan in 1998 to IMS HEALTH's named executives are shown above in the table entitled "Option/SAR Grants in Last Fiscal Year," and are discussed above in the "Report of the Compensation and Benefits Committee on Executive Compensation." If Shareholders decline to approve the Incentive Plan, IMS HEALTH will be precluded from granting future Awards under the Incentive Plan to the extent necessary to meet the requirements of Treasury Regulation 1.162-27(e)(4).

     Awards to be granted in the future under the Incentive Plan will be within the discretion of the Committee, and cannot be ascertained at this time.

     Awards in most cases are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except consideration, in the form of a prepayment of the exercise price, may be required for certain option grants, and consideration may otherwise be required in the discretion of the committee or as required by law.

U.S. Federal Income Tax

     The following is a brief description of certain income tax consequences generally arising with respect to Awards that may be granted under the Incentive Plan. This brief description is not intended to be a complete description of all possible tax consequences with respect to Awards. The grant of an option or SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will not be entitled to a tax deduction. Upon exercising an option other than an ISO (i.e., a non-qualified stock option), the participant must generally recognize ordinary income equal to the excess of the fair market value of the stock acquired on the date of exercise over the exercise price. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or to the fair market value of the stock received.

     Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods established by Code Section 422, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO over the exercise price or (ii) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option, including a non-qualified stock option, or SAR generally will result in short-term, mid-term or long-term capital gain or loss measured by the sale price over the participant's tax basis in such shares (generally, the basis equals the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

     With respect to other Awards granted under the Plan that may be settled either in cash or in stock or other property that is not restricted as to transferability and/or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property actually received. In this regard, Awards providing for deferred delivery of shares or cash generally will be subject to taxation at the end of the deferral period. Except as discussed below, the Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant will generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect, pursuant to Section 83(b) of the Code, to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture.

     As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1,000,000 deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. The Incentive Plan allows certain ISOs, nonqualified stock options, SARs and performance-based Awards granted under the Plan to be treated as qualified performance-based compensation under Code Section 162(m). However, the Company may, from time to time, award compensation that is not deductible under Code
Section 162(m).

     Approval of Proposal 3 will be determined by an affirmative vote of a majority of the votes cast on the matter and abstentions and broker non-votes will not affect the result.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE EMPLOYEES' STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4
                   ADOPTION OF EXECUTIVE ANNUAL INCENTIVE PLAN

     On June 15, 1998, the Board of Directors adopted the IMS Health Incorporated Executive Annual Incentive Plan (the "Executive Plan"). The
Shareholders are being asked to approve the Executive Plan so that awards granted under the Executive Plan may qualify as performance-based compensation under Section 162(m) of the Code. The following description is qualified in its entirety by the provisions of the Executive Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Plan Description

     Purpose. The purpose of the Executive Plan is to advance the interests of the Company and its Shareholders by providing incentives in the form of periodic cash bonus awards to certain management employees of the Company and its subsidiaries, thereby motivating such employees to attain corporate performance goals articulated under the Executive Plan.

     Administration. The Executive Plan will be administered and interpreted by the Compensation and Benefits Committee. The Board may, and currently intends to, limit the members of the Committee to directors who are both "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code ("Directors"). The Committee may delegate its duties and powers in whole or in part to any subcommittee composed of at least two Directors that meet the requirements set forth in the preceding sentence.

     Eligibility. The Committee, will select participants from among employees of the IMS HEALTH whose position and responsibilities are expected to have a material impact on the results of operations of IMS HEALTH or one or more of its subsidiaries.

     Performance Goals. The amount of any incentive compensation earned by a participant in a performance period will be determined based on the attainment by such participant of written performance goals approved by the committee and established while the outcome is substantially uncertain. The objective performance goals shall be based on one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (ii) net income, (iii) operating income,
(iv) earnings per share, (v) book value per share, (vi) return on Shareholders' equity, (vii) expense management, (viii) return on investment, (ix) improvements in capital structure, (x) profitability of an identifiable business unit or product (xi) maintenance or improvement of profit margins, (xii) stock price,
(xiii)  market  share,  (xiv)  revenues or sales,  (xv) costs,  (xvi) cash flow,
(xvii) working capital, (xviii) return on assets, (xix) customer satisfaction, and (xx) employee satisfaction. The performance goals may be calculated without regard to extraordinary items.

     Paying Awards. Following the completion of a performance period the committee will determine whether a participant has met applicable performance goals and, if so, will certify to that effect and will determine the amount of incentive compensation to be paid. No incentive compensation will be paid until certification is made by the Committee. At the discretion of the Committee, the amount of the payment may be less or more (but only with respect to participants who are not covered employee's as defined in Section 162(m) of the Code (the "Covered Employees")) than the amount determined by the applicable performance goal formula.

     Maximum Award Limit. The maximum amount that may be earned by a participant with respect to a fiscal year of IMS HEALTH is $3 million.

     Termination of Employment. If a participant, who is not a Covered Employee, dies, retires, is assigned to a different position, is granted a leave of absence, or is otherwise terminated (except for cause) during a performance period, a pro rata share of any incentive compensation based on the period of actual performance may, at the discretion of the committee, be paid to such participant at the end of the performance period.

     Amendment and Termination. The Board may amend, alter or discontinue the Executive Plan, but no amendment, alteration or discontinuation may impair the rights or obligation under any award granted to a participant without his or her consent. The Committee may, however, amend the Executive Plan to permit the granting of awards that meet the requirements of the Code.

     Nontransferability of Awards. An Award shall not be transferable or assignable by the participant otherwise than by will or the laws of descent and distribution.

New Plan Benefits

     It is not possible to determine the benefits or amounts that will be received by any participant for the current year or any year in the future because (a) the performance goals will be determined by the committee at the beginning of a performance period, and (b) the amount, if any, payable will depend upon the extent to which the participant satisfies such performance goals.

     Approval of Proposal 4 will be determined by an affirmative vote of a majority of the votes cast on the matter and abstentions and broker non-votes will not affect the result.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE EXECUTIVE ANNUAL INCENTIVE PLAN.

                                  OTHER MATTERS

     IMS HEALTH knows of no matters, other than those referred to herein, which will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals intended to be presented at the IMS HEALTH Annual Meeting of Shareholders in 2000 must be received by IMS HEALTH no later than October 29, 1999.

     Under the Company's By-Laws, a Shareholder proposal not intended to be included in the proxy material for the Annual Meeting of Shareholders in 2000 must be received by IMS HEALTH no later than January 9, 2000. Any such proposal must also comply with the other provisions contained in IMS HEALTH's By-Laws relating to Shareholder proposals.

                                 REDUCE MAILINGS

     If more than one copy of the Company's 1998 Annual Report and Proxy Statement has been mailed to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s). At least one account must continue to receive the Annual Report and Proxy Statement.


February 26, 1999

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             IMS HEALTH INCORPORATED

                                     ******

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

                                     ******

     IMS HEALTH INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), DOES HEREBY CERTIFY that:

     FIRST: The name of the Corporation is IMS HEALTH INCORPORATED.

     SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on February 3, 1998, as restated by a Restated Certificate of Incorporation filed with the Secretary of State of Delaware on May 29, 1998.

     THIRD: That the Board of Directors of the Corporation, by resolution duly adopted, declared it advisable that the Restated Certificate of Incorporation of the Corporation as filed on May 29, 1998 be amended by amending Paragraph (1) of Article FOURTH of the Restated Certificate of Incorporation to read in its entirety as follows:

     (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 820,000,000, consisting of (a) 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), (b) 800,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (c) 10,000,000 shares of Series Common Stock, par value $.01 per share ("Series Common Stock"). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.

     FOURTH: This amendment to the Restated Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, IMS HEALTH INCORPORATED has caused this Certificate of Amendment to be signed by ____________, its _______________, this ___th day of ____________________ 1999.


                                            IMS HEALTH INCORPORATED


                                            By: __________________________
                                                Name:
                                                Title:

                                                                      APPENDIX B


                          1998 IMS HEALTH INCORPORATED
                         EMPLOYEES' STOCK INCENTIVE PLAN


1.   Purpose of the Plan

     The purpose of the Plan is to aid the Company and its Subsidiaries in securing and retaining employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Company and its Subsidiaries by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

     (b) Annual Limit: The limitation on the amount of certain Awards intended to qualify as "performance-based compensation" that may be granted to a given Participant each year.

     (c) Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

     (d) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

     (e)  Board: The Board of Directors of the Company.

     (f) Change in Control: The occurrence of any of the following events after effective date:

          (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(f) (i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii)the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

          (v) the Board determines that a Change in Control shall be deemed to have occurred for purposes of the Plan, provided that the Board may impose limitations on the effects of a Change in Control on any Award or otherwise if the Change in Control has occurred under this Section 2(f)(v) and not under other subsections of this Section 2(f).


(g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(h)  Cognizant: Cognizant Corporation, a Delaware corporation.

(i)  Committee: The Compensation and Benefits Committee of the Board.

(j)  Company: IMS Health Incorporated, a Delaware corporation.

(k) Disability: Inability of a Participant to perform the services for the Company and its Subsidiaries required by his or her employment with the Company due to any medically determinable physical and/or mental incapacity or disability which is permanent. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

(l) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 17 of the Plan.

(m) Fair Market Value: With respect to Shares, unless otherwise determined by the Committee, on a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the Nasdaq System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the Nasdaq System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(n) LSAR: A limited stock appreciation right granted pursuant to Section 8(d) of the Plan.

(o)  Other Stock-Based Awards: Awards granted pursuant to Section 9 of the Plan.

(p)  Option: A stock option granted pursuant to Section 7 of the Plan.

(q) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

(r) Participant: An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

(s) Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 9(b) of the Plan.

(t) Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).


(u)  Plan: The 1998 IMS Health Incorporated Employees' Stock Incentive Plan.

(v) Retirement: Termination of employment with the Company or a Subsidiary (i) after such Participant has attained age 65 or (ii), with the prior written consent of the Committee that such termination be treated as a Retirement hereunder, termination of employment under other circumstances.

(w)  Shares: Shares of common stock, par value $0.01 per Share, of the Company.

(x) Spinoff Date: The date on which the Shares that are owned by Cognizant are distributed to the holders of record of shares of Cognizant.

(y)  Stock  Appreciation  Right: A stock  appreciation right granted pursuant to
     Section 8 of the Plan.

(z) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.   Shares Subject to the Plan

     (a)  Aggregate  Share  Limitations.  Subject to  adjustment  as provided in
Section 10(a), the total number of Shares which may be issued and/or delivered under the Plan is 13,000,000 plus the number of Shares reserved for awards under the IMS Health Incorporated Replacement Plan for Certain Employees Holding Cognizant Corporation Equity-Based Awards (the "Replacement Plan") that are not in fact issued or delivered in connection with such awards. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of Shares to the Participant (or a Beneficiary), including the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to an Award, will become available for Awards under the Plan, and Shares shall be counted as issued or delivered under the Replacement Plan in a manner consistent with the counting of Shares under this Section 3. In addition, in the case of any Award granted in substitution for awards of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the

Plan, but shall be deemed to be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business.

     (b) Annual Per-Person Limitations. In each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards under each of
Section 7, Section 8, and Section 9(b) relating to up to the Participant's Annual Limit (such Annual Limit to apply separately to each Section). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 1,000,000 shares plus the amount of the Participant's unused Annual Limit as of the close of the previous year, subject to adjustment as provided in Section 10(a).

4.   Administration

     The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise or settlement of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in shares or (b) having shares withheld by the Company from any shares that would have otherwise been received by the Participant. The Committee may, in its discretion, grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 50,000 Shares in each calendar year to each Participant who is not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

5.   Eligibility

     Employees (but not members of the Committee or any person who serves only as a director) of the Company and its Subsidiaries are eligible to be granted Awards. In addition, any person who has been offered employment by the Company or a Subsidiary is eligible to be granted Awards, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced such employment. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant.

6.   Limitations

     No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.   Terms and Conditions of Options

     Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

     (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted. The Committee may require the participant to pay a portion of the Option Price at the time of grant of the option, with the remainder of the Option Price payable upon exercise of the Option. Such prepayment of the Option Price shall be non-refundable, unless otherwise determined by the Committee

     (b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

     (c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence, or (B) the date of sale by a broker of all or a portion of the Shares being purchased pursuant to clause (iv) in the following sentence. Unless otherwise determined by the Committee, the Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate unpaid Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, or
(iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. The Award agreement shall, unless otherwise provided by the Committee, permit the Participant to elect, subject to such terms and conditions as the Committee shall determine, to have the number of Shares deliverable to the Participant as a result of the exercise reduced by a number sufficient to pay the amount the Company determines to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of the Option. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

     (d) Restrictions on Shares Issued Upon Exercise; Other Conditions. If and to the extent so determined by the Committee, Shares issued upon exercise of an Option may be subject to limitations on transferability, risks of forfeiture, deferral of delivery, or such other terms and conditions as the Committee may impose, subject to Section 14(b). Such terms and conditions may include required forfeiture of Options or gains realized upon exercise thereof, for a specified period after exercise, in the event the Participant fails to comply with conditions relating to non-competition, non-disclosure, non-solicitation or non-interference with employees, suppliers, or customers, and non-disparagement and other conditions specified by the Committee.

     (e) Termination Provisions. The Committee shall determine, in its discretion, whether and the extent to which an Option shall be forfeited or shall become exercisable on an accelerated basis in the event of the Participant's termination of employment due to death, Disability, Retirement, or for other reasons, the period following such a termination during which the Option shall be exercisable, and other provisions relating to such terminations.

8.   Terms and Conditions of Stock Appreciation Rights

     (a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award agreement).

     (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times
(ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares subject to an exercisable Option with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

     (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

     (d) Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

9.   Other Stock-Based Awards

     (a) Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) as an outright bonus or upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof). Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 9(a). In addition, the Committee is authorized to grant dividend equivalents to a Participant, entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.

     (b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted in a manner which is deductible by the Company without limitation under
Section   162(m)   of   the   Code   (or   any   successor    section   thereto)
("Performance-Based

Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price;
(xiii)  market  share;  (xiv)  revenues or sales;  (xv) costs;  (xvi) cash flow;
(xvii) working capital;  (xviii)  economic value added;  (xix) return on assets;
(xx) total  stockholder  return  (stock price  appreciation  plus  dividends and distributions); (xxi) operating management goals; (xxii) and execution of pre-approved corporate strategy. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. In the case of a Performance-Based Award which is not valued in a way in which the  limitation  set  forth in the  final  sentence  of
Section  3  would  operate  as  an  effective  limitation   satisfying  Treasury
Regulation 1.162-27(e)(4), the maximum amount of a Performance-Based Award to any Participant with respect to performance in a single fiscal year of the Company shall be $5,000,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

10.  Adjustments Upon Certain Events

     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

     (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares of other corporate exchange, or any large, special, and non-recurring distribution to Stockholders, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to
(i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price, (iii) the number and kind of Shares by which annual per-person Award limitations are measured under Section 3 hereof and/or (iv) any other affected terms of such Awards (including making provision for the payment of cash, other Awards or other property in respect of any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized to be made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, or Performance Awards granted under Section 9(b) hereof intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to so qualify.

     (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

11.  No Right to Employment

     The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

12.  Successors and Assigns

     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13.  Nontransferability of Awards

     An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 13 (or any part thereof) to the extent that this
Section 13 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

14.  Amendments or Termination

     (a) Changes to the Plan. The Board may amend, alter or discontinue the Plan, except that (i) any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit amendments or alterations to stockholders for approval; (ii) without the consent of a Participant, no amendment or alteration shall materially impair any of the Participant's rights under an Award theretofore granted to such Participant; and (iii) the Committee may amend or alter the Plan in such manner as it deems necessary to permit the granting of Awards meeting requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change in Control.

     (b) Changes to Outstanding Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Other provisions of the Plan notwithstanding, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Shares having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

15.  International Participants

     With respect to Participants who reside or work outside the United States of America and either who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code or who are granted Awards not intended to qualify as "performance-based compensation" under Section 162(m), the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with local laws, regulations, or customs or otherwise to meet the objectives of the Plan, and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

16.  Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor any submission of the Plan, specific Plan terms, or amendments thereto to a vote of stockholders of the

Company shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such other arrangements may be either applicable generally or only in specific cases.

17.  Choice of Law

     The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.  Effectiveness of the Plan

     The Plan shall be effective as of the Spinoff Date.

                                                                      APPENDIX C




                             IMS HEALTH INCORPORATED
                         EXECUTIVE ANNUAL INCENTIVE PLAN


1.   Purpose of the Plan

     The purpose of the Plan is to advance the interests of the Company and its stockholders by providing incentives in the form of periodic cash bonus awards to certain management employees of the Company and its subsidiaries, thereby motivating such employees to attain corporate performance goals articulated under the Plan.

2.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

     (b)  Award: A periodic cash bonus award granted pursuant to the Plan.

     (c) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

     (d)  Board: The Board of Directors of the Company.

     (e)  Change in Control: The occurrence of any of the following events:

          (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(e)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the  stockholders  of the  Company  approve any  transaction  or
          series  of   transactions   under  which  the  Company  is  merged  or
          consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and
          (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

     (g)  Committee: The Compensation and Benefits Committee of the Board.

     (h)  Company: IMS Health Incorporated, a Delaware corporation.

     (i) Covered Employee: As such term is defined in Section 162(m) of the Code (or any successor section thereto).

     (j) Covered Participant: A Participant who is, or who is anticipated to become, a Covered Employee.

     (k) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 13 of the Plan.

     (l) Participant: An employee of the Company or any of its Subsidiaries who is selected by the Committee to participate in the Plan pursuant to
          Section 4 of the Plan.

     (m) Performance Period: The calendar year or any other period that the Committee, in its sole discretion, may determine.

     (n) Person: As such term is used for purposes of Sections 13(d) or 14(d) of the Act (or any successor sections thereto).

     (o)  Plan: The IMS Health Incorporated Executive Annual Incentive Plan.

     (p) Shares: Shares of common stock, par value $0.01 per Share, of the Company.

     (q) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.   Administration

     The Plan shall be administered by the Committee or such other persons designated by the Board. The Committee may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 of the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee shall have the authority to select the employees to be granted Awards under the Plan, to determine the size and terms of an Award (subject to the limitations imposed on Awards in Section 5 below), to modify the terms of any Award that has been granted (except for any modification that would increase the amount of the Award payable to a Covered Participant), to determine the time when Awards will be made and the Performance Period to which they relate, to establish performance objectives in respect of such performance periods and to certify that such performance objectives were attained; provided, however, that any such action shall be consistent with the applicable provisions of Section 162(m) of the Code. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. The Committee shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. To the extent consistent with the applicable provisions of Section 162(m) of the Code, the Committee may delegate to one or more employees of the Company or any of its Subsidiaries the authority to take actions on its behalf pursuant to the Plan.

4.   Eligibility and Participation

     The Committee shall designate those persons who shall be Participants for each Performance Period. Participants shall be selected from among the employees of the Company and any of its Subsidiaries who are in a position to have a material impact on the results of the operations of the Company or of one or more of its Subsidiaries. The designation of Participants may be made individually or by groups or classifications of employees, as the Committee deems appropriate.

5.   Awards

     (a) Performance Goals. A Participant's Award shall be determined based on the attainment of written performance goals approved by the Committee for a Performance Period established by the Committee (i) while the outcome for that Performance Period is substantially uncertain and (ii) no more than 90 days after the commencement of the Performance Period to which the performance goal relates or, if less than 90 days, the number of days which is equal to 25 percent of the relevant Performance Period. The performance goals, which must be objective with respect to Covered Participants, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales;
(xv) costs;  (xvi) cash flow; (xvii) working capital;  (xviii) return on assets;
(xix) customer satisfaction; and (xx) employee satisfaction. In addition, with respect to Participants who are not Covered Participants, the Committee may approve performance goals based on other criteria, which may or may not be objective. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with

Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be $3,000,000.

     (b) Payment. The Committee shall determine whether, with respect to a Performance Period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Award. No Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Award actually paid to a given Participant may be less or, with respect to Participants who are not Covered Participants, more than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such Performance Period.

     (c) Termination of Employment. If a Participant who is not a Covered Participant dies, retires, is assigned to a different position, is granted a leave of absence, or if the Participant's employment is otherwise terminated (except with cause by the Company) during a Performance Period, a pro rata share of the Participant's award based on the period of actual participation may, at the Committee's discretion, be paid to the Participant after the end of the Performance Period if it would have become earned and payable had the Participant's employment status not changed.

     (d)  Compliance  with Section  162(m) of the Code.  The  provisions of this
Section 5 shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company or its Subsidiaries of the payment of Awards.

6.   Amendments or Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair any of the rights or obligations under any Award theretofore granted to a Participant under the Plan without such Participant's consent; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 10(b)(ii) of the Plan after the occurrence of a Change in Control.

7.   No Right to Employment

     Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries.

8.   Nontransferability of Awards

     An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution.

9.   Reduction of Awards

     Notwithstanding anything to the contrary herein, the Committee, in its sole discretion (but subject to applicable law), may reduce any amounts payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant.

10.  Adjustments Upon Certain Events

     (a) Generally. In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to any affected terms of outstanding Awards.

     (b) Change in Control. Notwithstanding any other provision in the Plan to the contrary, in the event of a Change in Control, (i) the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (A) the acceleration of an Award, (B) the payment of a cash amount in exchange for the cancellation of an Award and/or (C) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control and (ii) any Participant who, as a result of a Change in Control, receives payments pursuant to a Change-in-Control agreement shall receive, subject to the same terms and conditions under which such payments are made, an amount in cash equal to (A) the annual target bonus under the Plan for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which he or she was employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to all other performance periods in progress under this Plan at the time of his or her termination of employment from the Company.

11.  Miscellaneous Provisions

     The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the Subsidiaries (in which case shall be made by such Subsidiary, as appropriate). The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Plan, and the Participants' rights to the payment hereunder shall be no greater than the rights of the Company's (or Subsidiary's) unsecured creditors. All expenses involved in administering the Plan shall be borne by the Company.

12.  Choice of Law

     The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

13.  Effectiveness of the Plan

     The Plan shall be effective as of July 1, 1998.

                             IMS HEALTH INCORPORATED

   Proxy/Voting Instructions for the Annual Meeting to be held March 19, 1999 at 9:30 A.M. at 1209 Orange Street, Wilmington, Delaware

     ROBERT E. WEISSMAN, VICTORIA R. FASH and KENNETH S. SIEGEL, or any of them, with full power of substitution, are hereby authorized and/or instructed to represent and/or vote all the shares of Common Stock of IMS Health Incorporated which the undersigned is entitled to vote at the Annual Meeting of Shareholders on March 19, 1999, and at any adjournment thereof:

The Board of Directors recommends a vote FOR election of all nominees identified in Item (1) and FOR Items (2), (3), (4) and (5).

(1) Election of Class III Directors for a three-year term expiring at the 2002 Annual Meeting of Shareholders. Nominees: Victoria R. Fash, Robert J. Lanigan and M. Bernard Puckett.


   [_] FOR all nominees listed above, except          WITHHOLD authority to
       vote withheld from the following               vote for all nominees
        nominees (if any):

                                   ----------

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit the Company's consolidated financial statements for 1999. Mark only one.

            [_] FOR                   AGAINST               ABSTAIN

(3) Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.01 per share, from 400,000,000 to 800,000,000. Mark only one.

           [_]  FOR              [_]  AGAINST          [_]  ABSTAIN

(4) Approval of the IMS Health Incorporated Employees' Stock Incentive Plan. Mark only one.

           [_]  FOR              [_]  AGAINST          [_]  ABSTAIN

(5) Approval of the IMS Health Incorporated Executive Annual Incentive Plan. Mark only one.

           [_]  FOR              [_]  AGAINST          [_]  ABSTAIN


I do not wish to receive Annual Reports or Proxy Statements for this account at this address. [_]

                                                     (Please Turn Over and Sign)

                             IMS HEALTH INCORPORATED


     This proxy is solicited by the Board of Directors. A proxy which is signed and returned by a Shareholder of record without specification marked in the instruction boxes will be voted FOR election of all nominees identified in Item
(1), and FOR Items (2), (3), (4) and (5).

Notice to Participants in Certain Benefit Plans.

     The trustee of (i) the IMS Health Incorporated Savings Plan and (ii) the Nielsen Media Research, Inc. Savings Plan has agreed that this proxy will also serve as voting instructions from participants in such plans who have plan contributions for their respective account invested in Common Stock. Proxies covering shares in these plans must be received prior to March 9, 1999. If a proxy covering shares in the plans has not been received prior to March 9, 1999 or if it is signed and returned without specification marked in the instruction boxes, the trustee of these plans will vote the plan shares in the same proportion as the respective shares in such plan for which it has received instructions.

Please indicate whether you expect to attend the Annual Meeting:                Date __________, 1999

          _____ Yes          _____ No

                                                                                                 Signature(s)

                                                                                Please sign exactly as name appears at left. Joint
                                                                                owners should each sign. Executors, administrators,
                                                                                trustees, etc. should so indicate when signing and
                                                                                sign as required by the authority held.

                                                                                Proxy form begins on the reverse side. Please vote,
                                                                                date, sign and return immediately.
